UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

DUOS TECHNOLOGIES GROUP, INC.

(Name of Registrant as Specified In Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DUOS TECHNOLOGIES GROUP, INC.

7660 Centurion Parkway, Suite 100

Jacksonville, Florida 32256

(904) 296-2807

NOTICE OF ANNUAL

MEETING OF SHAREHOLDERS

TO BE HELD __________________, 2023

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Duos Technologies Group, Inc., a Florida corporation (together with its subsidiaries, the “Company”, “Duos”, “we”, “us” or “our”), which will be held on ________________, 2023, at 11:00 A.M., Eastern Time, in person at the Company's headquarters at 7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256 for the following purposes:

1.	To elect four directors to hold office for a one-year term and until each of their successors is elected and qualified;
2.	To approve, for the purpose of Nasdaq Listing Rule 5635(d) and as required by the terms of our Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), the issuance of shares of our common stock, par value $0.001 per share (the “Common Stock”), issuable upon conversion of the shares of Series D Preferred Stock, issued by the Company pursuant to the terms of that certain Securities Purchase Agreement, dated as of September 30, 2022, between the Company and the investors named therein, and that certain Securities Purchase Agreement, dated as of October 29, 2022, between the Company and the investors named therein (such Securities Purchase Agreements, collectively, the “Purchase Agreements”);
3.	To approve an Employee Stock Purchase Plan (“ESPP”) granting all employees of the Company the option to purchase stock every six months directly from the Company via payroll deduction at a discount to market and in accordance with Internal Revenue Service rule 403(b);
4.	To approve a modification of the previously-approved 2021 Equity Incentive Plan regarding the treatment of securities issued under the plan in the event of a significant transaction such as merger or buyout;
5.	To ratify the appointment of Salberg & Company, P.A. as our independent certified public accounting firm for the fiscal year ending December 31, 2023;
6.	To authorize an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of one or more of the above proposals; and
7.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only holders of record of our Common Stock and Series D Preferred Stock, as of the close of business on ______________, 2023 (the “Record Date”), will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

All shareholders are cordially invited to attend the Annual Meeting which will be held at the Company’s headquarters. Your vote is important regardless of the number of shares you own. Only record or beneficial owners of Duos’ Common Stock and Series D Preferred Stock as of the Record Date may attend the Annual Meeting. When you access the Annual Meeting, you will be asked to identify yourself as a shareholder by providing a recognized form of identification.

Whether or not you expect to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit a proxy to vote your shares via the Internet or, if you received your proxy materials by mail, by completing, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares. It will help in our preparations for the meeting if you will check the box on the form of proxy if you plan on attending the Annual Meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

In accordance with Securities and Exchange Commission rules, we are furnishing these proxy materials and our 2022 Annual Report on Form 10-K via the Internet. On or about ________, 2023, we mailed to shareholders as of the Record Date a notice with instructions on how to access our proxy materials and how to vote via the Internet, by mail or by telephone.

By Order of the Board of Directors

Charles P. Ferry
Chief Executive Officer and Director

_______________, 2023
Jacksonville, Florida

TABLE OF CONTENTS

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS	1
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	7
ELECTION OF DIRECTORS (Proposal No. 1)	9
CORPORATE GOVERNANCE	12
Board of Directors	12
Board Composition and Director Independence	12
Board Meetings and Attendance	12
Shareholder Communications with the Board	12
Board Committees	12
Family Relationships	14
Involvement in Certain Legal Proceedings	14
Compliance with Section 16(a) of the Exchange Act
Code of Ethics	15
DIRECTOR COMPENSATION	15
EXECUTIVE COMPENSATION	15
Compensation-Setting Process/Role of Our Compensation Committee	16
Base Salary	16
Summary Compensation Table	17
Outstanding Equity Awards at December 31, 2022	18
Employment Agreements	19
Certain Relationships and Related Transactions	20
AUDIT COMMITTEE REPORT	21
SECURITIES ISSUANCE PROPOSAL (Proposal No. 2)	22
APPROVAL OF THE DUOS TECHNOLOGIES GROUP, INC. EMPLOYEE STOCK PURCHASE PLAN (Proposal No. 3)	25
TO APPROVE THE AMENDMENT OF THE 2021 EQUITY INCENTIVE PLAN TO MODIFY CERTAIN PROVISIONS RELATED TO HOLDER COMPENSATION IN THE EVENT OF A MERGER OR BUYOUT (Proposal 4)	30
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal 5)	32
ADJOURNMENT OF THE ANNUAL MEETING IF NECESSARY TO PERMIT FURTHER SOLICITATION OF PROXIES (Proposal 6)	33
FUTURE SHAREHOLDER PROPOSALS	34
AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING	35
FINANCIAL STATEMENTS AND EXHIBITS TO FORM 10-K	35
OTHER BUSINESS	35
ADDITIONAL INFORMATION	35

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DUOS TECHNOLOGIES GROUP, INC.

7660 Centurion Parkway, Suite 100

Jacksonville, Florida 32256

(904) 296-2807

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON ______________, 2023

GENERAL INFORMATION ABOUT THE PROXY
STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being furnished to the shareholders of Duos Technologies Group, Inc. (together with its subsidiaries, the “Company”, “Duos”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders to be held on ______________, 2023 at 11:00 A.M., Eastern Time, in person at the Company's headquarters at 7660 Centurion Boulevard, Suite 100, Jacksonville, Florida 32256, and at any and all adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

This Proxy Statement and the accompanying form of proxy will be distributed to shareholders, and will be available for viewing, downloading and printing by shareholders at _____________, on or about __________, 2023. Our Annual Report on Form 10-K for the year ended December 31, 2022 (which does not form a part of the proxy solicitation material) is being distributed and made available concurrently to shareholders.

The Company will solicit proxies from the Company's shareholders by the Internet or mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries to solicit proxies from their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Why am I being provided with these proxy materials?

You have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares. Pursuant to the “notice and access” rules adopted by the SEC, we have elected to provide shareholders access to our proxy materials over the Internet. Accordingly, on or about ___________, 2023, we sent the Notice of Internet Availability of Proxy Materials to all of our shareholders as of the close of business on ___________, 2023 (the “Record Date”). The Notice of Internet Availability of Proxy Materials includes instructions on how to access our proxy materials over the Internet and how to request a printed copy of these materials. In addition, by following the instructions in the Notice of Internet Availability of Proxy Materials, shareholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.

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What is included in these materials?

These materials include:

•	this Proxy Statement for the Annual Meeting;
•	a proxy card for the Annual Meeting; and
•	our Annual Report on Form 10-K for the year ended December 31, 2022.

Who is entitled to vote?

Only holders of our Common Stock, par value $0.001 (the “Common Stock”) or Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), as of the close of business on the Record Date will be entitled to vote at the Annual Meeting.

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256 so that shareholders of record may inspect the list only for proper purposes.

Why is this year's Annual Meeting being held at the Company's headquarters and not as a virtual meeting?

The Board of Directors believes that although the virtual meeting format was used previously due to considerations related to the Covid-19 pandemic, we have traditionally held an in-person meeting at our offices and that now is the appropriate time to return to that format. The Board of Directors reserves the right to hold future meetings either virtually or in person as circumstances dictate.

How many shares of stock can vote?

As of the Record Date, there were (i) _____ shares of Common Stock issued and outstanding and entitled to vote representing approximately _____ holders of record and (ii) _____ shares of Series D Preferred Stock issued and outstanding and entitled to vote with the Common Stock, representing _____ holders of record, up to the beneficial ownership limitation described in the Series D Preferred Certificate of Designation.

Each holder of shares of Common Stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. Each holder of Series D Preferred Stock is entitled to 333 votes for each share, up to the applicable beneficial ownership limitation, which is 4.99% or prior to the issuance of any shares of Series D Preferred Stock, 19.99% at the election of the holder. The Company’s Bylaws, as amended, provide that at least a majority of the outstanding shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. The accompanying proxy card reflects the number of shares that you are entitled to vote. Shares of Common Stock or Series D Preferred Stock may not be voted cumulatively.

What may I vote on?

You may vote on the following matters:

1.	the election of four directors to hold office for a one-year term and until each of their successors is elected and qualified;
2.	the issuance of shares of Common Stock upon conversion of the shares of Series D Preferred Stock;
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3.	the ESPP;
4.	the modification of the previously-approved 2021 Equity Incentive Plan;
5.	the ratification of the appointment of Salberg & Company, P.A. as our independent certified public accounting firm for the fiscal year ending December 31, 2023;
6.	the adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of one or more of the above proposals; and
7.	the transaction of such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

What if other matters come up at the Annual Meeting?

At the date of this Proxy Statement, management knows of no business that will be presented at the Annual Meeting other than Proposals 1 through 7. If other matters are properly presented at the Annual Meeting or any adjournment or postponement thereof for consideration, and you are a shareholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

How does the Board recommend that I vote on each of the proposals?

The Board recommends a vote “FOR” each of the director nominees, and “FOR” the approval of each of the other proposals.

How do I vote my shares?

The answer depends on whether you own your shares directly (that is, you hold shares that show your name as the registered shareholder) or if your shares are held in a brokerage account or by another nominee holder:

If you own shares of the Company directly (i.e., you are a “registered shareholder”): your proxy is being solicited directly by us, and you can vote by the Internet, by telephone, or by mail or you can vote at our Annual Meeting. You are encouraged to vote prior to the Annual Meeting to ensure that your shares will be represented.

If you wish to vote by the Internet, before the meeting, go to www.ProxyVote.com. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

If you wish to vote by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.

If you wish to vote by mail, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you sign your proxy card but do not indicate how you wish to vote, the proxies will vote your shares “FOR” each of the director nominees, “FOR” the approval of each of the other proposals and, in their discretion, on any other matter that properly comes before the Annual Meeting. Unsigned proxy cards will not be counted.

If you wish to vote at the Annual Meeting, you will be able to vote your shares at the Annual Meeting, even if you had previously delivered a proxy.

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If you hold your shares of the Company through a broker, bank or other nominee, you will need to direct your broker, bank or other nominee how to vote by following their instructions for voting. Please refer to information from your broker, bank or other nominee on how to submit your voting instructions.

If you hold your shares beneficially through a bank, broker or other nominee, you must provide a legal proxy from your bank, broker or other nominee during registration in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxy Charles P. Ferry, our Chief Executive Officer. He may act on your behalf and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to attend the Annual Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of Common Stock and Series D Preferred Stock may be voted.

What is the effect if I fail to give voting instructions to my broker, bank or other nominee?

If your shares are held by a broker, bank or other nominee, you must provide your broker, bank or other nominee with instructions on how to vote your shares in order for your shares to be counted. If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. If you hold your shares in street name, your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing your broker, bank or other nominee in how to vote your shares. We encourage you to provide voting instructions to your broker, bank or other nominee.

Brokers, banks or other nominees that are member firms of the Nasdaq Capital Market and who hold shares in street name for customers have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Brokers, banks or other nominees will have this discretionary authority with respect to routine matters such as the ratification of the appointment of our independent registered public accounting firm; however, they will not have this discretionary authority with respect to non-routine matters, including the election of directors. With respect to non-routine matters, if beneficial owners do not provide voting instructions, these are called “broker non-votes.”

In the event of a broker non-vote, such beneficial owners’ shares will be included in determining whether a quorum is present, but otherwise will not be counted. In addition, abstentions will be included in determining whether a quorum is present but otherwise will not be counted. Thus, a broker non-vote or an abstention will make a quorum more readily obtainable, but a broker non-vote or an abstention will not otherwise affect the outcome of a vote on a proposal that requires a plurality of the votes cast, and a broker non-vote will not otherwise affect the outcome of a vote on a proposal that requires a majority of the votes cast. An abstention with respect to a proposal that requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote will, however, have the same effect as a vote against the proposal. See “What vote is required to approve each proposal?” below.

We encourage you to provide voting instructions to the organization that holds your shares.

What if I want to change my vote or revoke my proxy?

A registered shareholder may change his or her vote or revoke his or her proxy at any time before the Annual Meeting by (i) going to www.ProxyVote.com and logging in using your 16-digit control number provided on the Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form, (ii) attending and voting at the Annual Meeting, or (iii) submitting a later dated proxy card. We will count your vote in accordance with the last instructions we receive from you prior to the closing of the polls, whether your instructions are received by mail or at the Annual Meeting. If you hold your shares through a broker, bank or other nominee and wish to change your vote, you must follow the procedures required by your nominee.

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What is a quorum?

The holders of 3,578,438 of the 7,156,875 shares of Common Stock and Series D Preferred Stock outstanding as of the Record Date, either present or represented by proxy, constitute a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance at the Annual Meeting or represented by proxy, the shareholders present by attendance at the meeting or by proxy may adjourn the Annual Meeting until a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each shareholder of record entitled to vote at the meeting.

What vote is required to approve each proposal?

Vote Required for Election of Directors (Proposal No. 1). Our Articles of Incorporation, as amended, do not authorize cumulative voting. Florida law provides that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the four candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Vote Required to Approve Proposals 2 through 7. Florida law and our Bylaws, as amended, provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Articles of Incorporation, as amended, or applicable Florida law), the affirmative vote of a majority of the votes cast for or against a proposal shall be required for approval. Accordingly, the affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve Proposals 2 through 7.

Do the directors and officers of the Company have an interest in the outcome of the matters to be voted on?

Our directors and officers will not receive any special benefit as a result of the outcome of the matters to be voted on, except that our directors will receive compensation for such service as described later in this Proxy Statement under the heading “Director Compensation.” Officers, as employees of the Corporation may participate in the ESPP but not Directors.

How many shares do the directors and executive officers of the Company beneficially own, and how do they plan to vote their shares?

Directors and executive officers, who, as of the Record Date, had beneficial ownership (or had the right to acquire beneficial ownership within 60 days following the Record Date) of approximately 4.33% of our outstanding voting stock, are expected to vote, or direct the voting of their shares, in favor of the election of the four director nominees set forth in this Proxy Statement and in favor of the other proposals.

Who will count the votes?

A representative of Broadridge Financial Solutions will count the votes cast at the Annual Meeting and by proxy and will serve as the inspector of election.

Who can attend the Annual Meeting?

All shareholders as of the Record Date are invited to attend the Annual Meeting.

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Are there any expenses associated with collecting the shareholder votes?

We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our shareholders. Officers and other employees of the Company may solicit proxies in person or by telephone but will receive no special compensation for doing so.

Where can you find the voting results?

Voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four business days following the Annual Meeting.

Who is our independent registered public accounting firm, and will they be represented at the Annual Meeting?

Salberg & Company, P.A. served as our independent registered public accounting firm for the fiscal year ended December 31, 2022 and audited our financial statements for such fiscal year. Salberg & Company, P.A. has been selected by our Audit Committee to serve in the same role and to provide the same services for the fiscal year ending December 31, 2023. We expect that one or more representatives of Salberg & Company, P.A. will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the Annual Meeting.

Why are you being asked to ratify the selection of Salberg & Company, P.A.?

Although shareholder approval of our Audit Committee’s selection of Salberg & Company, P.A. as our independent registered public accounting firm is not required, we believe that it is advisable to give shareholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Audit Committee has agreed to reconsider its selection of Salberg & Company, P.A., but will not be required to take any action.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 1, 2023, information regarding beneficial ownership of our capital stock by:

•	each person, or group of affiliated persons, known to us to own of record or beneficially five percent or more of our Common Stock,
•	each of our named executive officers,
•	each of our directors, and
•	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power of that security, including convertible securities, warrants and options that are convertible or exercisable within 60 days of the applicable date. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of our Common Stock shown that they beneficially own, subject to community property laws where applicable.

The table below lists applicable percentage ownership based on __________ shares of our Common Stock outstanding as of March 1, 2023. In computing the number of shares of our Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of our Common Stock subject to preferred stock, options, warrants, rights or other conversion privileges held by that person that are exercisable or convertible as of, or that are exercisable or convertible within 60 days after, March 1, 2023. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

This table below is based upon information supplied by officers, directors and shareholders known by us to be beneficial owners of more than five percent of our common stock as well as Schedules 13G or 13D and Section 16 reports filed with the SEC. We have not independently verified such information.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Duos Technologies Group, Inc., at 7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares of Common Stock Beneficially Owned
5% Beneficial Shareholders
Bleichroeder LP 1345 Avenue of the Americas, 47th Floor New York, NY 10105 (1)	1,660,806	26.35%
Pessin Family Holdings 500 Fifth Avenue, Suite 2240 New York, NY 10110(2)	1,459,945	20.45%
Bard Associates, Inc. 135 South LaSalle Street, Suite 3700 Chicago, Illinois 60603(3)	475,853
Laurence W. Lytton 467 Central Park West New York, New York 10025(4)	734,025
Directors and Named Executive Officers
Charles P. Ferry(5)	106,000	1.46%
Andrew W. Murphy (6)	40,750	*
Kenneth Ehrman (7)	62,680	*
Ned Mavrommatis(8)	35,431	*
James C. Nixon	24,280	*
Executive Officers and Directors as a Group (5 persons)	269,141	4.33%

———————

*Denotes less than 1%

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(1)	Based on Amendment No. 6 to Schedule 13G/A filed by Bleichroeder LP (“Bleichroeder”) with the SEC on February 14, 2023 (the “Bleichroeder 13G/A”). According to the Bleichroeder 13G/A, Bleichroeder is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940 and as of February 14, 2023 was deemed to be the beneficial owner of 1,283,162 shares of our Common Stock as a result of acting as investment advisor to various clients. The number of shares beneficially owned by Bleichroeder does not include warrants to purchase shares of our Common Stock held of record by 21 April Fund, Ltd. in the amount of 32,724 or warrants to purchase shares of our Common Stock held of record by 21 April Fund LP (together with 21 April Fund, Ltd., the “21 April Entities”) in the amount of 11,920 due to a 9.99% beneficial ownership limitation included in such warrants. Bleichroeder acts as an investment advisor to the 21 April Entities. The 21 April Entities also purchased 999 shares of Series D Preferred Stock on September 30, 2022, which, subject to receipt of the Stockholder Approval pursuant to Proposal No. 2, is convertible into 333,000 shares of Common Stock.
(2)	Based on Amendment No. 5 to Schedule 13D/A filed by Norman H. Pessin, Sandra F. Pessin and Brian L. Pessin with the SEC on October 7, 2022 (the “Pessin 13D/A”) disclosing that Norman H. Pessin owns 57,972 shares of our Common Stock, Sandra F. Pessin beneficially owns 1,221,062 shares of our Common Stock and Brian L. Pessin beneficially owns 180,911 shares of our Common Stock.
(3)	Based on Schedule 13G filed by Bard Associates, Inc. (“Bard”) with the SEC on February 6, 2023, disclosing that Bard has sole voting and dispositive power as to 10,000 shares of Common Stock and shared dispositive power as to 465,853 shares of Common Stock.
(4)	Based on Amendment No. 3 to Schedule 13G/A filed by Mr. Lytton with the SEC on February 13, 2023. Mr. Lytton also purchased 300 shares of Series D Preferred Stock on _______________, 2022, which, subject to receipt of the Stockholder Approval pursuant to Proposal No. 2, is convertible into 100,000 shares of Common Stock.
(5)	Includes (i) 100,000 shares of our Common Stock underlying the vested and exercisable portion of options to purchase our Common Stock at an exercise price of $4.18 per share. 100,000 shares of our Common Stock underlying the unvested and currently non-exercisable portion of options to purchase our Common Stock at an exercise price of $6.41 per share were excluded. The 6,000 shares of Common Stock beneficially owned by Mr. Ferry are held in a joint account with his spouse.
(6)	Includes (i) options to purchase 13,333 shares of our Common Stock at $4.35 per share, all of which are fully vested and exercisable; (ii) options to purchase 26,667 shares of our Common Stock at $6.41 per share, all of which are fully vested and exercisable; and (iii) 750 shares of our Common Stock.
(7)	Includes (i) options to purchase 8,572 shares of our Common Stock at $4.74 per share, all of which are fully vested and currently exercisable, and (ii) options to purchase 8,572 shares of our Common Stock at $6.00 per share, all of which are fully vested and currently exercisable.
(8)	Includes (i) options to purchase 8,572 shares of our Common Stock at $4.74 per share, all of which are fully vested and currently exercisable, and (ii) options to purchase 8,572 shares of our Common Stock at $6.00 per share, all of which are fully vested and currently exercisable.
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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors is currently comprised of four directors. A total of four directors will be elected at the Annual Meeting to serve until the next annual meeting of shareholders to be held in 2024, or until their successors are duly elected and qualified. All of the Board members, Charles P. Ferry, Kenneth Ehrman, Ned Mavrommatis and James Craig Nixon, are standing for reelection. The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR each of the nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

NOMINEES FOR ELECTION AS DIRECTOR

Nominees

The persons nominated as directors are as follows:

Name	Age	Position
Charles P. Ferry	57	Chief Executive Officer, Director
Kenneth Ehrman	52	Chairman
Ned Mavrommatis	52	Director
James Craig Nixon	63	Director

The following sets forth certain information about each of the director nominees:

Charles P. Ferry, Chief Executive Officer and Director

Mr. Ferry was appointed Chief Executive Officer, effective September 1, 2020. Mr. Ferry was further appointed a Director on November 19, 2020 by a vote of the shareholders. Mr. Ferry combines over three years of experience in the energy industry and seven years in the defense contracting industry following 26 years of active-duty service in the United States Army. Previously, Mr. Ferry had been involved in two companies in the defense industry holding positions including Director, Business Development and Operations; Vice President of Operations; and General Manager. From 2018 through 2020, Mr. Ferry was the Chief Executive Officer for APR Energy, a global fast-track power company. Prior to this, Mr. Ferry was the President and Chief Operating Officer of APR Energy from 2016 to 2018. From 2014 to 2016, Mr. Ferry was the General Manager for ARMA Global Corporation, a wholly-owned subsidiary of General Dynamics, a defense contracting company that delivered Information Technology engineering, services, and logistics. Mr. Ferry was the Vice President of ARMA Global Corporation from 2010 to 2014 before it was acquired by General Dynamics. From 2009 to 2010, Mr. Ferry was the Director, Business Development and Operations at Lockheed-Martin. His leadership assignments in the U.S. Army include: Director, NORAD – NORTHCOM Current Operations, Infantry Battalion Task Force Commander, Joint Special Operations Task Force Commander, Regimental and Battalion Operations Officer, and Airborne Rifle Company Commander. His military leadership assignments include 48 months of combat in Somalia, Afghanistan and Iraq.

Mr. Ferry has an undergraduate degree from Brigham Young University.

The Board believes Mr. Ferry brings significant commercial and operational experience to the Company and has shown demonstrable leadership skills both as a military officer with a distinguished service record and in leading companies to profitable growth.

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Kenneth Ehrman, Chairman

Mr. Ehrman joined the Board on January 31, 2019. He was elected as Chairman of the Board in November 2020 and is a member of the Audit, Compensation and Corporate Governance and Nominating Committees. He currently serves as an independent consultant to several high-technology companies in supply chain/logistics and transportation. Mr. Ehrman advises technology companies focused on solutions for these industries and joins the Company with a strong background in technology. As an innovator in intelligent machine-to-machine (“M2M”) wireless technology and industrial applications of the Internet of Things (“IoT”), Mr. Ehrman has been awarded more than 20 patents in wireless communications, mobile data, asset tracking, power management, cargo and impact sensing, and connected car technology. Mr. Ehrman previously served as Chief Executive Officer of I.D. Systems, Inc. (“IDS”), a company he founded in 1993 as a Stanford University engineering student, pioneering the commercial use of radio frequency identification (“RFID”) technology for industrial asset management. Under Mr. Ehrman’s leadership, IDS began trading on the Nasdaq in 1999 and was named one of North America’s fastest growing technology companies by Deloitte in 2005, 2006, and 2012. During his tenure at IDS, Mr. Ehrman received multiple awards, including Deloitte Entrepreneur of the Year and Ground Support Worldwide Engineer/Innovator Leader. Mr. Ehrman resigned from IDS in November 2016. He also served on the Board of Financial Services, Inc. from 2012 to 2016 before it was successfully sold to a large financial software company. Mr. Ehrman is also the Chairman of the Corporate Governance & Nominating Committee and member of the Audit and Compensation Committees.

The Board believes that Mr. Ehrman’s management experience, engineering expertise and long history and familiarity with industries the Company currently operates in, make him ideally qualified to help lead the Company towards continued growth.

Ned Mavrommatis, Director

Mr. Mavrommatis joined the Board on August 13, 2018 and serves as Chairman of the Audit Committee and a member of the Compensation and Corporate Governance and Nominating Committees. Mr. Mavrommatis has served as Chief Financial Officer of PowerFleet, Inc. (“PowerFleet”) since October 2019. PowerFleet is a global leader and provider of subscription-based wireless IoT and M2M solutions for securing, controlling, tracking, and managing high-value enterprise assets such as industrial trucks, tractor trailers, containers, cargo, and vehicles and truck fleets. From August 1999 until October 2019, he served as Chief Financial Officer of IDS. Mr. Mavrommatis serves on the Board of PowerFleets’ wholly-owned subsidiary PowerFleet Israel and is also the Managing Director of PowerFleets’ wholly-owned subsidiaries, PowerFleet GmbH and PowerFleet Systems Ltd.

Mr. Mavrommatis received a Master of Business Administration in finance from New York University’s Leonard Stern School of Business and a Bachelor of Business Administration in accounting from Bernard M. Baruch College, The City University of New York. Mr. Mavrommatis is also a Certified Public Accountant.

The Board believes that Mr. Mavrommatis’ management experience, accounting expertise and long history and familiarity with industries the Company currently operates in, makes him ideally qualified to help lead the Company towards continued growth.

James Craig Nixon, Director

Mr. Nixon joined the Board on July 15, 2021 and serves as Chairman of the Compensation Committee and a member of the Audit and Corporate Governance and Nominating Committees. Brigadier General Craig Nixon (Ret.) is a combat decorated, special operations soldier. Over a 29 - year Army career, Brigadier General Nixon served in a wide range of assignments including seven tours in special operations units including assignments as the Commander, 75th Ranger Regiment and Director of Operations for Joint Special Operations Command (JSOC) and US Special Operations Command. He is a combat decorated soldier whose awards include the Distinguished Service Medal, Silver Star, three Bronze Stars, and the Purple Heart.

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After retiring from the Army in 2011, he was an original Partner at McChrystal Group, helped create a highly successful leadership consulting company and led their engagements with a number of technology focused Fortune 500 companies. In 2013 he became the CEO for ACADEMI and over three years through a combination of organic growth and acquisitions built Constellis Group, a global leader in security and training with over 10,000 employees in 30 countries. During his tenure Constellis tripled in revenue to over $1 billion annually and saw a fivefold increase in EBITDA. Since January 2016, he has been the founder and CEO of Nixon Six Solutions, a consulting firm focusing on growth and market entry strategy, leadership, and mergers & acquisitions. He is on a number of government and technology boards and is also a frequent speaker on geopolitics, leadership, and veterans' challenges.

Brigadier General Nixon is a graduate of Auburn University and has earned master’s degrees from the Command and Staff College and the Air War College. He is a decorated retired General Officer, successful entrepreneur, and passionate supporter of veteran non-profit organizations. He was selected for the Ranger Hall of Fame and Auburn University at Montgomery Top Fifty Alumni in 2017.

The Board believes that Mr. Nixon’s extensive military and management experience and familiarity with technology industries make him ideally suited to help lead the Company towards excellence in operations and strategic planning.

Required Vote

Our Articles of Incorporation, as amended, do not authorize cumulative voting. Florida law provides that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the four candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the four director nominees.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF (I) CHARLES P. FERRY, (II) KENNETH EHRMAN, (III) NED MAVROMMATIS, AND (IV) JAMES CRAIG NIXON AS DIRECTORS.

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CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer and other key executives, by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until the next annual meeting of shareholders and until their successors are elected and qualified or until their earlier death, resignation or removal, or if for some other reason they are unable to serve in the capacity of director.

Board Composition and Director Independence

Our board of directors currently consists of four members: Mr. Charles P. Ferry, Mr. Kenneth Ehrman, Mr. Ned Mavrommatis and Mr. James Craig Nixon. The directors will serve until the election of the nominees for director at the Annual Meeting and until their successors are duly elected and qualified. The Company defines “independent” as that term is defined in Rule 5605(a)(2) of the NASDAQ listing standards.

In making the determination of whether a member of the board is independent, our Board considers, among other things, transactions and relationships between each director and his immediate family and the Company, including those reported under the caption “Related Party Transactions”. The purpose of this review is to determine whether any such relationships or transactions are material and, therefore, inconsistent with a determination that the directors are independent. Based on such review and its understanding of such relationships and transactions, our Board affirmatively determined that each of Messrs. Ehrman, Nixon, and Mavrommatis is qualified as independent and does not have any material relationship with us that might interfere with his exercise of independent judgment.

Board Meetings and Attendance

The Board held seven in person/virtual meetings in 2022. All Board actions, not taken at a meeting, were taken via a unanimous written consent as permitted by Florida law.

Shareholder Communications with the Board

Shareholders wishing to communicate with the Board, the non-management directors, or an individual Board member may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: c/o Kenneth Ehrman, 7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256. The envelope should indicate that it contains a shareholder communication. All such shareholder communications will be forwarded to the director or directors to whom the communications are addressed.

Board Committees

Our Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. Each committee has a charter, which is available on our website at http://www.duostechnologies.com/ Information contained on our website is not incorporated herein by reference. Each of the board committees has the composition and responsibilities described below. The members of these committees are:

Committee Composition

Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Ned Mavrommatis*	James Craig Nixon*	Kenneth Ehrman*
James Craig Nixon	Ned Mavrommatis	James Craig Nixon
Kenneth Ehrman	Kenneth Ehrman	Ned Mavrommatis

———————

* Denotes Chairman of committee

Audit Committee

Our Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Ned Mavrommatis is a member of the Audit Committee and serves as its Chairman. James Craig Nixon and Kenneth Ehrman are members of the Audit Committee. Messrs. Mavrommatis, Nixon and Ehrman are “independent” within the meaning of Rule 10A-3 under the Exchange Act and the NASDAQ Stock Market Rules. Our Board has determined Mr. Mavrommatis is an “audit committee financial expert”, as such term is defined in Item 407(d)(5) of Regulation S-K.

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The Audit Committee oversees our accounting and financial reporting processes and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The specific functions of this Committee include, but are not limited to:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
•	discussing our risk management policies;
•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;
•	meeting independently with our independent registered public accounting firm and management;
•	reviewing and approving or ratifying any related person transactions; and
•	preparing the audit committee report required by SEC rules.

In 2022, the Company’s Audit Committee held four telephonic meetings with the Company’s auditors. The Company’s Board of Directors was involved in reviewing the Company’s financial statements and auditor’s comments as well.

Compensation Committee

James Craig Nixon, Kenneth Ehrman and Ned Mavrommatis are members of the Compensation Committee. Mr. Nixon serves as Chairman. Messrs. Nixon, Ehrman and Mavrommatis are “independent” within the meaning of the NASDAQ Stock Market Rules. Messrs. Nixon, Mavrommatis and Ehrman each qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. Our Compensation Committee assists the Board of Directors in the discharge of its responsibilities relating to the compensation of the Board of Directors and our executive officers.

The Committee’s compensation-related responsibilities include, but are not limited to:

•	reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for our Chief Executive Officer;
•	reviewing, approving and recommending to our Board of Directors on an annual basis the evaluation process and compensation structure for our other executive officers;
•	determining the need for and the appropriateness of employment agreements and change in control agreements for each of our executive officers and any other officers recommended by the Chief Executive Officer or Board of Directors;
•	providing oversight of management’s decisions concerning the performance and compensation of other Company officers, employees, consultants and advisors;
•	reviewing our incentive compensation and other equity-based plans and recommending changes in such plans to our Board of Directors as needed, and exercising all the authority of our Board of Directors with respect to the administration of such plans;
•	reviewing and recommending to our Board of Directors the compensation of independent directors, including incentive and equity-based compensation; and
•	selecting, retaining and terminating such compensation consultants, outside counsel or other advisors as it deems necessary or appropriate.
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Corporate Governance and Nominating Committee

James Craig Nixon, Kenneth Ehrman and Ned Mavrommatis are members of the Corporate Governance and Nominating Committee. Mr. Nixon serves as Chairman. Messrs. Ehrman, Mavrommatis and Nixon are “independent” within the meaning of the NASDAQ Stock Market Rules. The purpose of the Corporate Governance and Nominating Committee is to recommend to the Board nominees for election as directors and persons to be elected to fill any vacancies on the Board, develop and recommend a set of corporate governance principles and oversee the performance of the Board.

The responsibilities of the Committee include, but are not limited to:

•	recommending to the Board of Directors nominees for election as directors at any meeting of shareholders and nominees to fill vacancies on the Board;
•	considering candidates proposed by shareholders in accordance with the requirements in the Committee charter;
•	overseeing the administration of the Company’s Code of Ethics;
•	reviewing with the entire Board of Directors, on an annual basis, the requisite skills and criteria for Board candidates and the composition of the Board as a whole;
•	having the authority to retain search firms, if necessary, to assist in identifying board candidates, approve the terms of the search firm’s engagement, and cause the Company to pay the engaged search firm’s engagement fee;
•	recommending to the Board of Directors on an annual basis the directors to be appointed to each committee of the Board of Directors;
•	overseeing an annual self-evaluation of the Board of Directors and its committees to determine whether it and its committees are functioning effectively; and
•	developing and recommending to the Board a set of corporate governance guidelines applicable to the Company.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past 10 years:

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•	Had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;
•	Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan or insurance activities, or to be associated with persons engaged in any such activity;
•	Been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated;
•	Been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
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•	Been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the Commission.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% shareholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely on our review of certain reports filed with the SEC pursuant to Section 16(a) of the Exchange Act, the reports required to be filed with respect to transactions in our Common Stock during the fiscal year ended December 31, 2022, were timely, except for one Form 4 for each of the directors reflecting issuance of director compensation shares were not filed timely.

Code of Ethics

The Company has adopted a Code of Ethics for adherence by its Chief Executive Officer and Chief Financial Officer, to ensure honest and ethical conduct; full, fair and proper disclosure of financial information in the Company’s periodic reports filed pursuant to the Exchange Act; and compliance with applicable laws, rules, and regulations. Any person may obtain a copy of our Code of Ethics by mailing a request to the Company at 7660 Centurion Boulevard, Suite 100, Jacksonville, Florida 32256.

Director Compensation

Starting in 2021, the Compensation Committee determined that each independent director was entitled to receive $40,000 annually for serving as a board member, including on at least one committee, and an additional $10,000 for serving as Chairman of a committee. The board compensation will be paid 40% in cash and 60% in shares of Common Stock or options to purchase Common Stock, as elected by the board member. Each board member may further elect to receive up to 100% of compensation in Common Stock.

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The following table summarizes data concerning the compensation of our non-employee directors for the year ended December 31, 2022.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(5)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Kenneth Ehrman (1)	0	50,000	0	0	0	0	50,000
Edmond L. Harris (2)	18,333	27,500	0	0	0	0	45,833
Ned Mavrommatis (3)	20,000	30,000	0	0	0	0	50,000
James Craig Nixon (4)	0	50,000	0	0	0	0	50,000

———————

(1)	Kenneth Ehrman was appointed to the board in January 2019. Through November 19, 2020, he served as Chairman of the Compensation Committee and as of that date he was named Chairman of our Board of Directors. He serves as a member of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. Mr. Ehrman elected to receive all of his compensation in stock.
(2)	Edmond L. Harris was appointed to the board on November 19, 2020. Since his appointment, he served as Chairman of the Corporate Governance and Nominating Committee and a member of the Audit Committee. Mr. Harris resigned from the Board of Directors effective November 28, 2022.
(3)	Ned Mavrommatis was appointed to the board on August 13, 2019. Through November 19, 2020, he served as Co-Chairman of the Audit Committee and since then he has been the sole Chairman of the Audit Committee and a member of the Compensation Committee.
(4)	James Craig Nixon was appointed to the board on July 15, 2021. Since his appointment, he has served as Chairman of the Compensation Committee and a member of the Audit and Corporate Governance and Nominating Committees. Mr. Nixon elected to receive all of his compensation in stock.
(5)	Reflects the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718. In determining the grant date fair value of stock awards, the Company used the closing price of the Company’s Common Stock on the grant date.

Executive Compensation

The compensation provided to our Named Executive Officers for 2022 and 2021 is set forth in detail in the Summary Compensation Table and other tables and the accompanying footnotes and narrative that follow this section. This section explains our executive compensation philosophy, objectives and design, our compensation-setting process, our executive compensation program components and the decisions made for compensation for each of our Named Executive Officers.

Compensation-Setting Process/Role of Our Compensation Committee

The Compensation Committee has responsibility for the Company’s compensation practices with appropriate approval and general oversight from the Board. This responsibility includes the determination of compensation levels and awards provided to the Named Executive Officers. The Compensation Committee provides a recommendation for the performance review and any compensation adjustments to the Board for approval. Grants of equity-based compensation are approved by the Compensation Committee in accordance with the Company’s stock incentive and award plan established by the Compensation Committee.

Base Salary

We provide base salary as a fixed source of compensation for our executive officers, allowing them a degree of certainty as well as having a meaningful portion of their compensation “at risk” in the form of equity awards covering the shares of a company for whose shares there has been limited liquidity to date. The Board recognizes the importance of base salaries as an element of compensation that helps to attract highly qualified executive talent.

Base salaries for our executive officers were established primarily based on individual negotiations with the executive officers when they joined us and reflect the scope of their anticipated responsibilities, the individual experience they bring, the Board members’ experiences and knowledge in compensating similarly situated individuals at other companies, our then-current cash constraints and a general sense of internal pay equity among our executive officers and key personnel.

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The Compensation Committee does not apply specific formulas in determining base salary increases. Actual base salaries may differ from the competitive market rates target as a result of various other factors including relative depth of experience, prior individual performance and expected future contributions, internal pay equity considerations within our Company and the degree of difficulty in replacing the individual.

Summary Compensation Table

The following table sets forth the total compensation received for services rendered in all capacities to our Company for the last two fiscal years, which was awarded to, earned by, or paid to our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)		Options ($)		Other Comp. ($)		Total ($)

Charles P. Ferry,	2022	250,000	150,000	(1)	235,144	(2)	—		635,144
Chief Executive Officer (CEO)	2021	250,000	—		—		—		250,000

Andrew W. Murphy,	2022	206,500	60,000	(4)	188,115	(5)	—		454,615
Chief Financial Officer (CFO)(3)	2021	169,497	129		—		—		169,626

Adrian G. Goldfarb,	2022	214,385	50,000	(7)	176,358	(8)	—		440,743
Former Chief Financial Officer(6), Former Director	2021	205,250	—		—		2,500	(9)	207,750

Connie L. Weeks,	2022	167,030	20,000	(11)	94,058	(12)	—		281,088
Former Chief Accounting Officer(10)	2021	150,000	—		—		—		150,000

———————

(1)	Represents $150,000 objectives bonus.
(2)	Option compensation is the fair market value of 100,000 share, five-year options with a strike price of $6.41 and three-year vesting granted to Mr. Ferry as a retention incentive. See table below for valuation methodology.
(3)	Mr. Murphy became Chief Financial Officer effective November 15, 2022.
(4)	Represents $60,000 objectives bonus.
(5)	Option compensation is the fair market value of 80,000 share, five-year options with a strike price of $6.41 and three-year vesting granted to Mr. Murphy as a retention incentive. See table below for valuation methodology.
(6)	Mr. Goldfarb retired as Chief Financial Officer effective November 15, 2022.
(7)	Represents $50,000 objectives bonus.
(8)	Option compensation is the fair market value of 75,000 share, five-year options with a strike price of $6.41 and three-year vesting granted to Mr. Goldfarb as a retention incentive. See table below for valuation methodology.
(9)	Comprised of $2,500 annual car allowance in 2021.
(10)	On December 31, 2022 Ms. Weeks retired from the Company.

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(11)	Represents bonus award for long service to the Company.
(12)	Option compensation is the fair market value of 40,000 share, five-year options with a strike price of $6.41 and initial three-year vesting granted to Ms. Weeks as a retention incentive. Ms. Weeks' options become fully vested upon her retirement on December 31, 2022 as an accommodation for long service to the Company. See table below for valuation methodology.

	For the Years Ended December 31,
	2022	2021
Risk free interest rate	0.97%	—
Expected term in years	3.50	—
Dividend yield	—	—
Volatility of common stock	72%	—
Estimated annual forfeitures	—	—

Outstanding Equity Awards at December 31, 2022

Name	Number of shares underlying unexercised options exercisable	Equity Incentive Plan Awards; Number of shares underlying unexercised unearned options	Option exercise price	Option Expiration date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested $	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested	Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested $
Charles P. Ferry	—	100,000	$6.41	12/31/2026	—	—	100,000	$0
Charles P. Ferry	100,000	—	$4.18	08/31/2025	—	—	—	—
Andrew W. Murphy	—	80,000	$6.41	12/31/2026	—	—	80,000	$0
Andrew W. Murphy	13,333	6,667	$4.35	11/22/2025	—	—	6,667	$0
Adrian G. Goldfarb	—	75,000	$6.41	12/31/2026	—	—	75,000	$0
Adrian G. Goldfarb	18,929	—	$6.00	03/31/2025	—	—	—	—
Adrian G. Goldfarb	18,929	—	$4.74	03/31/2025	—	—	—	—
Connie L. Weeks	40,000	—	$6.74	12/31/2026	—	—	—	—
Connie L. Weeks	18,929	—	$6.00	03/31/2025	—	—	—	—
Connie L. Weeks	18,929	—	$4.74	03/31/2025	—	—	—	—

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Employment Agreements

Charles P. Ferry

On September 1, 2020, the Company entered into an employment agreement (the “Ferry Employment Agreement”) with Charles P. Ferry pursuant to which Mr. Ferry serves as Chief Executive Officer of the Company. The Ferry Employment Agreement is for a term of one year (the “Initial Term”) and shall be automatically extended for additional terms of successive one-year periods (the “Additional Term”) unless the Company or Mr. Ferry gives at least 60 days written notice of non-renewal prior to the expiration of the Initial Term or an Additional Term. During 2021 and 2022 Mr. Ferry received a base salary at an annual rate of $250,000. Mr. Ferry also received a bonus in the amount of $150,000 during 2022 for achievement of certain objectives in 2022 in accordance with criteria determined by our Board of Directors and based on the review and recommendation of the Compensation Committee. Mr. Ferry continues to be eligible for an annual bonus in an amount up to $150,000 in accordance with criteria, including but not limited to, revenue targets, profitability and other key performance indicators. Additionally, Mr. Ferry initially received 100,000 non-qualified stock options that are exercisable into 100,000 shares of our Common Stock at an exercise price of $4.18, of which 100% were vested as of September 1, 2022. He received a further grant in January 2022 in the amount of 100,000 non-qualified options with a term of five years and a strike price of $6.41. The options have a three-year vesting period. The Ferry Employment Agreement can be terminated with or without cause at any time during the Initial Term or during an Additional Term. As a full-time employee of the Company, Mr. Ferry is eligible to participate in all of the Company’s benefit programs.

Potential Payments upon Change of Control or Termination following a Change of Control and Severance

The Ferry Employment Agreement contains certain provisions for early termination, which may result in a severance payment equal to up to six months of base salary then in effect. Generally, we do not provide any severance specifically upon a change in control, nor do we provide for accelerated vesting upon a change in control.

Adrian G. Goldfarb

On April 1, 2018, the Company entered into an employment agreement (the “Goldfarb Employment Agreement”) with Adrian G. Goldfarb, pursuant to which Mr. Goldfarb served as Chief Financial Officer of the Company through November 15, 2022 and subsequently, assumed a new role as Strategic Advisor to the CEO. During 2021, Mr. Goldfarb was paid an annual salary of $207,750 and an annual car allowance of $2,500 which has subsequently been cancelled. In 2022, Mr. Goldfarb’s annual salary was increased to $220,000 and he was paid a bonus of $50,000. The Goldfarb Employment Agreement had an initial term through March 31, 2019, subject to renewal for successive one-year terms unless either party gives the other notice of that party’s election to not renew at least 60 days prior to the expiration of the then-current term. The Goldfarb Employment Agreement remains in effect through March 31, 2023. The Goldfarb Employment Agreement was approved by the Compensation Committee and it is anticipated that Mr. Goldfarb’s compensation terms will be revisited in the future by the Compensation Committee.

Potential Payments upon Change of Control or Termination following a Change of Control and Severance

The Goldfarb Employment Agreement contains certain provisions for early termination, which may result in a severance payment equal to one year of base salary then in effect. Generally, we do not provide any severance specifically upon a change in control, nor do we provide for accelerated vesting upon change in control.

Connie L. Weeks

On April 1, 2018, the Company entered into an employment agreement (the “Weeks Employment Agreement”) with Connie L. Weeks, pursuant to which Ms. Weeks served as Chief Accounting Officer of the Company. During 2022, Ms. Weeks was paid an annual salary of $152,260 as well as a $20,000 performance bonus and $14,770 in compensation for unused paid time off. The Weeks Employment Agreement had an initial term that extended through March 31, 2019, subject to renewal for successive one-year terms unless either party gives notice of that party’s election to not renew to the other party at least 60 days prior to the expiration of the then-current term. Ms. Weeks gave notice to the Company that she would be retiring effective December 31, 2022. As a consequence, the Weeks Employment Agreement terminated effective December 31, 2022. The Weeks Employment Agreement was approved by the Compensation Committee.

Potential Payments upon Change of Control or Termination following a Change of Control and Severance

The Weeks Employment Agreement contained certain provisions for early termination, which may have resulted in a severance payment equal to two years of base salary then in effect. This provision is no longer in effect and Ms. Weeks will not receive any further compensation following her retirement.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with Related Persons

On August 1, 2012, the Company entered into an independent contractor master services agreement (the “Services Agreement”) with Luceon, LLC, a Florida limited liability company, owned by David Ponevac, our former Chief Technology Officer. The Services Agreement provided that Luceon would provide support services including management, coordination or software development services and related services to duos. In January 2019, additional services were contracted with Luceon for TrueVue360™ primarily for software development through the provision of seven additional full-time contractors located in Slovakia at a cost of $16,250 for January 2019 initially, rising to $25,583 after fully staffed, per month starting February 2019. This was in addition to the existing contract of $7,480 per month for the Company for four full-time contractors which increased to $8,231 per month in June 2019. During 2020, Luceon reduced its staff for the TrueVue360 software development team from seven to three full-time employees at a cost of $11,666 per month starting June 1, 2020. As of January 1, 2021, the Company no longer records activities in TrueVue360 and has combined billings for a total of $20,986 per month. For the years ended December 31, 2021, 2020 and 2019, the total amount paid to Luceon was $93,422, $335,334 and $392,680, respectively. The Company had no accounts payable with Luceon at December 31, 2021. On May 14, 2021, the Company formally ended its relationship with Luceon in connection with the resignation of Mr. Ponevac and as such he is no longer a related person of the Company.

Related Party Transaction Policy

The Company requires that any related party transactions must be approved by a majority of the Company’s independent directors and also be approved by the Company’s Corporate Governance and Nominating Committee.

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AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee oversees our accounting and financial reporting processes and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The specific functions of this Committee include, but are not limited to:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
•	discussing our risk management policies;
•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;
•	meeting independently with our independent registered public accounting firm and management;
•	reviewing and approving or ratifying any related person transactions; and
•	preparing the audit committee report required by SEC rules.

With respect to the Company’s outside auditors, the Audit Committee, among other things, discussed with Salberg & Company, P.A. matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.

This report has been furnished by the Audit Committee of the Board.

Ned Mavrommatis, Chairman

Kenneth Ehrman

James Craig Nixon

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PROPOSAL NO. 2

SECURITIES ISSUANCE PROPOSAL

On September 30, 2022 and October 29, 2022, the Company entered into Securities Purchase Agreements (the “Purchase Agreements”) with the investors named therein (the “Purchasers”). Pursuant to the Purchase Agreements, the Company issued in a private placement shares of Common Stock and shares of its newly-authorized Series D Preferred Stock. The Company received aggregate proceeds of $____________ from the offerings. Copies of the Purchase Agreements are filed as Exhibit 10.1 to each of our Current Reports on Form 8-K filed with the SEC on October 3, 2022 and November 3, 2022.

Why We Are Seeking Shareholder Approval

The issuance of shares of Common Stock upon the conversion of the Series D Preferred Stock is being submitted to the shareholders to comply with the Rules of the National Association of Securities Dealers, Inc. (“NASD”) applicable to entities, such as the Company, which have securities authorized for trading on The Nasdaq Capital Market (“Nasdaq”).

Nasdaq Marketplace Rule 5635(d) limits the number of shares (or securities, such as the Series D Preferred Stock, that are convertible into shares) that can be issued in a transaction other than a public offering without shareholder approval. The rule requires approval of our shareholders in order to issue shares of Common Stock which equal 20% or more of our Common Stock outstanding before the issuance at a price less than the lower of the price immediately preceding the signing of the purchase agreement or the average of the prices for the five trading days immediately preceding such signing (the “20% Rule”). In its offering pursuant to the Purchase Agreements, the Company was offering up to an aggregate of $5,000,000 of Common Stock and Series D Preferred Stock (of which no more than $3,735,400 were to be shares of Common Stock). The upper limit of shares of Common Stock issuable under the Purchase Agreements was determined by the Company as a number equal to less than 20% of our Common Stock outstanding immediately prior to the signing of the initial Purchase Agreement. Because the Company was not sure at the commencement of the offering how many shares of Common Stock or Series D Preferred Stock would be issued in the offerings, and that a number of shares of Common Stock close to the 20% limitation could potentially be issued, the Company determined that the terms of the Series D Preferred Stock would provide that none of the shares could be converted into Common Stock until shareholder approval had been obtained.

The approval sought under this Proposal No. 2 will be effective to satisfy the shareholder approval required by the terms of the Series D Preferred Stock. The minimum vote which will constitute shareholder approval of this Proposal No. 2 is a majority of the total votes cast on Proposal No. 2 in person or by proxy at the Annual Meeting.

Summary of Terms of the Series D Preferred Stock

The principal terms of the Series D Preferred Stock are summarized below. The form of the Certificate of Designation for the Series D Preferred Stock is attached as Exhibit A to this Proxy Statement. You should read Exhibit A in its entirety and the following summary is qualified by reference to Exhibit A.

General. The Company’s Board of Directors designated 4,000 shares as the Series D Preferred Stock. Each share of the Series D Preferred Stock has a stated value of $1,000.

Voting Rights. The holders of the Series D Preferred Stock, the holders of the Common Stock and the holders of any other class or series of shares entitled to vote with the Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of the Company. Each share of Series D Preferred Stock has 333 votes (subject to adjustment) determined by dividing the stated value of such share ($1,000) by the conversion price ($3.00); provided that in no event may a holder of Series D Preferred Stock be entitled to vote a number of shares in excess of such holder’s Beneficial Ownership Limitation (as defined in the Certificate of Designation and as described below).

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Dividends. There is no separate dividend payable on the Series D Preferred Stock but holders of Series D Preferred Stock shall be entitled to receive dividends on shares of Series D Preferred Stock equal (on an as-if-converted to Common Stock basis, without giving effect to the Beneficial Ownership Limitation) to and in the same form as dividends actually paid on shares of Common Stock.

Conversion. Each share of Series D Preferred Stock is convertible, subject to receipt of the shareholder approval, at any time and from time to time, at the option of the holder, into that number of shares of Common Stock (subject to the Beneficial Ownership Limitation) determined by dividing the stated value of such share ($1,000) by the conversion price, which is $3.00 (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions).

Beneficial Ownership Limitation. The Company shall not effect any conversion of the Series D Preferred Stock, and a holder shall not have the right to convert any portion of the Series D Preferred Stock, to the extent that after giving effect to the conversion sought by the holder, such holder (together with such holder’s Attribution Parties (as defined in the Certificate of Designation)) would beneficially own more than 4.99% (or upon election by a holder, 19.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon such conversion. All of the Purchasers elected to have the 19.99% Beneficial Ownership Limitation be applicable to their shares of Series D Preferred Stock.

Issuance Restrictions. Notwithstanding anything to the contrary in the Certificate of Designation, until the Company has obtained shareholder approval, the Company may not issue any shares of Common Stock upon the conversion of shares of Series D Preferred Stock.

Liquidation Preference. Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of Series D Preferred Stock shall be entitled to participate on an as-converted-to-Common Stock basis (without giving effect to the Beneficial Ownership Limitation) with holders of the Common Stock in any distribution of assets of the Company to holders of the Common Stock.

Impact of the Issuance of Common Stock on Existing Shareholders

Shareholder approval of this Proposal No. 2 would have the following effects:

Increased Dilution. The number of shares of our issued and outstanding Common Stock could be significantly increased if Proposal No. 2 is approved. Currently, no shares of Common Stock may be issued upon the conversion of any shares of Series D Preferred Stock. If this Proposal No. 2 is approved by the shareholders, that limitation would no longer be in effect and shares of Series D Preferred Stock could potentially be converted into 1,333,333 shares of Common Stock, assuming all 4,000 authorized shares of Series D Preferred Stock are issued. Currently, only 1,299 shares of Series D Preferred Stock are issued, pursuant to which 433,000 shares of Common Stock could be issued upon conversion if the shareholder approval is received.

Increased Number of Shares Available for Public Sale May Depress Market Price. Similarly, upon conversion of the Series D Preferred Stock there would be a greater number of shares of our Common Stock eligible for sale in the public markets. Any such sales, or the anticipation of the possibility of such sales, represents an overhang on the market and could depress the market price of our Common Stock.

Potential Issuances of Shares of Common Stock May Discourage Strategic Transactions and Future Financings. The potential future increased issuance of shares of Common Stock under the Series D Preferred Stock may make it more difficult, or discourage an attempt, to obtain control of our Company by means of a merger, tender offer, proxy contest, or otherwise, and may make future financings more difficult.

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Impact if Proposal No. 2 is Not Approved

Under the Purchase Agreements, the Company is required to hold a shareholders’ meeting and to use our best efforts to obtain approval of Proposal No. 2. If Proposal No. 2 is not approved at the Annual Meeting, we will be required to call a meeting every four months to seek approval until the approval is received.

Dissenters’ Rights

Under Florida law, shareholders are not entitled to dissenters’ rights with respect to the transactions contemplated by this Proposal No. 2.

Vote Required

Under the Company’s bylaws, if a quorum is present, the affirmative vote of a majority of the votes represented by the holders of our Common Stock and Series D Preferred Stock, voting together as a class and voting at the Annual Meeting will be required for approval of Proposal No. 2.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

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PROPOSAL NO. 3

APPROVAL OF THE DUOS TECHNOLOGIES GROUP, INC.
EMPLOYEE STOCK PURCHASE PLAN

On November 9, 2022, the Board and Compensation Committee adopted, subject to the receipt of shareholder approval, the Employee Stock Purchase Plan (the “ESPP”) providing for the issuance of up to 1,000,000 shares of our Common Stock. The purpose of the ESPP is to provide employees of the Company and its Participating Subsidiaries (as defined in the ESPP) with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Company intends that the ESPP qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and the ESPP shall be interpreted in a manner that is consistent with that intent. The ESPP is being offered to assist the Company in attracting and retaining key employees and to provide incentives to such individuals to align their interests with those of our shareholders.

At the Annual Meeting, you will be asked to approve the adoption of the ESPP in the form attached hereto as Exhibit B. A total of 1,000,000 shares of Common Stock has been reserved for issuance under the ESPP. The ESPP will only become effective upon our receipt of shareholder approval of this Proposal No. 3.

General Description of the ESPP

The following is a summary of the principal features of the ESPP and its operation. This summary does not contain all of the terms and conditions of the ESPP and is qualified in its entirety by reference to the ESPP as set forth in Exhibit B attached hereto.

Purpose

The purpose of the ESPP is to provide eligible employees with an opportunity to purchase shares of Common Stock through accumulated contributions, which generally will be made through payroll deductions. The ESPP permits the administrator (as discussed below) to grant purchase rights that qualify for preferential tax treatment under Section 423 of the Code. In addition, the ESPP authorizes the grant of purchase rights that do not qualify under Code Section 423 pursuant to rules, procedures or sub-plans adopted by the administrator that are designed to achieve desired tax or other objectives.

Shares Available for Issuance

If shareholders approve the ESPP, and subject to adjustment upon certain changes in our capitalization as described in the ESPP, the maximum number of shares of Common Stock that will be available for issuance under the ESPP will be 1,000,000 shares. The shares may be authorized, but unissued, or reacquired Common Stock. We currently are unable to determine how long this share reserve may last because the number of shares that will be issued in any year or offering period depends on a variety of factors that cannot be predicted with certainty, including, for example, the number of employees who elect to participate in the ESPP, the level of contributions made by participants and the future price of shares of Common Stock.

If the shareholders do not approve the ESPP, then the ESPP will not become effective and no shares of Common Stock will be available for issuance thereunder.

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Administration

The ESPP will be administered by the Board or a committee appointed by the Board that is constituted to comply with applicable laws (including the Compensation Committee). We expect the Compensation Committee to be the administrator of the ESPP. Subject to the terms of the ESPP, the administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the ESPP, to delegate ministerial duties to any of our employees, to designate separate offerings under the ESPP, to designate subsidiaries and affiliates as participating in the Section 423 Component and the Non-Section 423 Component, to determine eligibility, to adjudicate all disputed claims filed under the ESPP and to establish such procedures that it deems necessary or advisable for the administration of the ESPP. The administrator is authorized to adopt rules and procedures in order to: determine eligibility to participate, determine the definition of compensation for the purposes of contributions to the ESPP, handle contributions to the ESPP, coordinate the making of contributions to the ESPP, establish bank or trust accounts to hold contributions to the ESPP, effect the payment of interest, effect the conversion of local currency, satisfy obligations to pay payroll tax, determine beneficiary designation requirements, implement and determine withholding procedures and determine procedures for the handling of stock certificates that vary with applicable local requirements. The administrator will also be authorized to determine that, to the extent permitted by applicable law, the terms of a purchase right granted under the ESPP or an offering to citizens or residents of a non-U.S. jurisdiction will be less favorable than the terms of options granted under the ESPP or the same offering to employees residing solely in the United States. Every finding, decision and determination made by the administrator will, to the full extent permitted by law, be final and binding upon all parties.

Eligibility

Generally, all of our employees will be eligible to participate if they are customarily employed by us, or any participating subsidiary or affiliate, for at least 20 hours per week and more than five months in any calendar year. Currently, approximately 80 of our employees, including two executive officers, one of whom also is a director will be generally eligible under the ESPP. The administrator, in its discretion, may, prior to an enrollment date, for all options to be granted on such enrollment date in an offering, determine that an employee who (i) has not completed at least two years of service (or a lesser period of time determined by the administrator) since his or her last hire date, (ii) customarily works not more than 20 hours per week (or a lesser period of time determined by the administrator), (iii) customarily works not more than five months per calendar year (or a lesser period of time determined by the administrator), (iv) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (v) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to disclosure requirements under Section 16(a) of the Exchange Act, is or is not eligible to participate in such offering period.

However, an employee may not be granted rights to purchase shares of Common Stock under the ESPP if such employee:

•	immediately after the grant would own capital stock and/or hold outstanding options to purchase such stock possessing 5% or more of the total combined voting power or value of all series of capital stock of ours or of any parent or subsidiary of ours; or
•	holds rights to purchase shares of Common Stock under all employee stock purchase plans of ours or any parent or subsidiary of ours that accrue at a rate that exceeds $25,000 worth of shares of Common Stock for each calendar year in which such rights are outstanding at any time.

Offering Periods

The ESPP will include a component that allows us to make offerings intended to qualify under Section 423 of the Code and a component that allows us to make offerings not intended to qualify under Section 423 of the Code to designated companies, as described in the ESPP. Offering periods will begin and end on such dates as may be determined by the administrator in its discretion, in each case on a uniform and nondiscriminatory basis, and may contain one or more purchase periods. The administrator may change the duration of offering periods (including commencement dates) with respect to future offerings so long as such change is announced prior to the scheduled beginning of the first offering period affected. No offering period may last more than 27 months.

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Contributions

The ESPP will permit participants to purchase shares of Common Stock through contributions (in the form of payroll deductions or otherwise to the extent permitted by the administrator) of up to 15% of their eligible compensation, or such other limit established by the administrator from time to time in its discretion and on a uniform and nondiscretionary basis for all options to be granted on an enrollment date in an offering, which includes a participant’s base straight time gross earnings but excludes payments for commissions, incentive compensation, bonuses, payments for overtime and shift premium, equity compensation income and other similar compensation. Unless otherwise determined by the administrator, during any offering period, a participant may not increase the rate of his or her contributions and may only decrease the rate of his or her contributions (including to 0%) one time.

Exercise of Purchase Right

Amounts contributed and accumulated by the participant will be used to purchase shares of Common Stock at the end of each purchase period. A participant may purchase a maximum number of shares of Common Stock during a purchase period as determined by the administrator in its discretion and on a uniform and nondiscriminatory basis. The purchase price of the shares will be determined by the administrator from time to time, in its discretion and on a uniform and nondiscriminatory basis for all options to be granted on an enrollment date, provided that in no event may the purchase price be less than 85% of the lower of the fair market value of Common Stock on the first trading day of the offering period or on the exercise date, which is generally the last trading day of a purchase period. Participants may end their participation at any time during an offering period and will be paid their accrued contributions that have not yet been used to purchase shares of Common Stock. Participation in the ESPP ends automatically upon termination of employment with us.

Termination of Participation

Participation in the ESPP generally will terminate when a participating employee’s employment with us or a designated company ceases for any reason, the employee withdraws from the ESPP or we terminate or amend the ESPP such that the employee no longer is eligible to participate. An employee may withdraw his or her participation in the ESPP at any time in accordance with procedures specified by the administrator prior to any applicable deadline. Upon withdrawal from the ESPP, in general, the employee will receive all amounts credited to his or her account without interest (unless otherwise required under applicable law) and his or her payroll withholdings or contributions under the ESPP will cease.

Non-Transferability

Neither contributions credited to a participant’s account nor rights to purchase shares of Common Stock and any other rights and interests under the ESPP may be assigned, transferred, pledged or otherwise disposed of (other than by will, the laws of descent and distribution or beneficiary designation in the event of death). Any attempt at such prohibited disposition will be without effect, except that we may treat such act as an election to withdraw participation.

Certain Transactions

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of shares of Common Stock or our other securities, or other change in our corporate structure affecting the Common Stock occurs (other than any ordinary dividends or other ordinary distributions), the administrator, to the extent the administrator in its sole discretion deems necessary in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the ESPP in such manner it may deem equitable, will adjust the number of shares of Common Stock that may be delivered under the ESPP, the purchase price per share, the number of shares of Common Stock covered by each purchase right under the ESPP that has not yet been exercised, and the numerical limits of the ESPP.

In the event of our proposed dissolution or liquidation, any ongoing offering periods will be shortened and will terminate immediately before consummation of the proposed dissolution or liquidation following the purchase of shares of Common Stock under the shortened offering periods, unless provided otherwise by the administrator. Prior to the new exercise date, the administrator will notify participants regarding the new exercise date and the exercise to occur on such date.

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In the event of a merger or “change in control” (as defined in the ESPP), except as otherwise determined by the administrator, each outstanding option under the ESPP will be assumed or substituted for by the successor corporation or its parent or subsidiary. In the event that options are not assumed or substituted for, the offering period will be shortened by setting a new exercise date on which the offering period will end, which will occur prior to the closing of the merger or change in control. Prior to the new exercise date, the administrator will notify participants regarding the new exercise date and the exercise to occur on such date.

Amendment; Termination

The administrator will have the authority to amend, suspend or terminate the ESPP. The ESPP automatically will terminate in 2033, unless we terminate it sooner. If the administrator determines that the ongoing operation of the ESPP may result in unfavorable financial accounting consequences, the administrator may modify, amend or terminate the ESPP to reduce or eliminate such accounting consequence. If the ESPP is terminated, the administrator in its discretion may terminate all outstanding offering periods either immediately or after consummation of the purchase of shares of Common Stock under the ESPP (which may be adjusted to occur sooner than originally scheduled), or in accordance with their terms. If options are terminated prior to their expiration, then all amounts credited to participants that have not been used to purchase shares of Common Stock will be returned, without interest (unless otherwise required under applicable law), as soon as administratively practicable.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the ESPP. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or non-U.S. jurisdiction to which the participant may be subject. As a result, tax consequences for any particular participant may vary based on individual circumstances.

The ESPP is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code. Under an employee stock purchase plan that so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares of Common Stock acquired under the ESPP or in the event of the participant’s death while still owning the purchased shares of Common Stock.

If the participant sells or otherwise disposes of the purchased shares of Common Stock within two years after the start date of the offering period in which the shares of Common Stock were acquired or within one year after the actual purchase date of those shares of Common Stock, then the participant generally will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares of Common Stock on the purchase date exceeded the purchase price paid for those shares of Common Stock, and we will be entitled to an income tax deduction equal in amount to such excess, for the taxable year in which such disposition occurs. The amount of this ordinary income will be added to the participant’s basis in the shares of Common Stock, and any resulting gain or loss recognized upon the sale or disposition will be a capital gain or loss. If the shares of Common Stock have been held for more than one year since the date of purchase, the gain or loss will be long-term.

If the participant sells or disposes of the purchased shares of Common Stock more than two years after the start date of the offering period in which the shares of Common Stock were acquired and more than one year after the actual purchase date of those shares of Common Stock, then the participant generally will recognize ordinary income in the year of sale or disposition equal to the lesser of (a) the amount by which the fair market value of the shares of Common Stock on the sale or disposition date exceeded the purchase price paid for those shares of Common Stock, or (b) 15% of the fair market value of the shares of Common Stock on the start date of that offering period. Any additional gain upon the disposition will be taxed as a long-term capital gain. Alternatively, if the fair market value of the shares of Common Stock on the date of the sale or disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss. We will not be entitled to an income tax deduction with respect to such disposition.

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In addition, a participant’s annual “net investment income,” as defined in Section 1411 of the Code, may be subject to a 3.8% U.S. federal surtax. Net investment income may include capital gain and/or loss arising from the disposition of shares of Common Stock purchased under the ESPP. Whether a participant’s net investment income will be subject to this surtax will depend on the participant’s level of annual income and other factors.

If the participant still owns the purchased shares of Common Stock at the time of death, the lesser of (i) the amount by which the fair market value of the shares of Common Stock on the date of death exceeds the purchase price or (ii) 15% of the fair market value of the shares of Common Stock on the start date of the offering period in which those shares of Common Stock were acquired will constitute ordinary income in the year of death.

Plan Benefits

Participation in the ESPP is voluntary and dependent on each eligible employee’s election to participate, the amount of his or her eligible compensation, and his or her determination as to the portion of his or her eligible compensation to contribute to the ESPP. Further, the number of shares of Common Stock that may be purchased under the ESPP is determined, in part, by the price of our shares of Common Stock on the first day of each offering period and applicable exercise date of each purchase period. Accordingly, the actual number of shares of Common Stock that would be purchased by any individual under the ESPP in the future is not determinable. We have not previously sponsored an employee stock purchase plan, and, therefore, the number of shares of Common Stock which would have been received by or allocated to our named executive officers, all current executive officers as a group, and all other current employees who may participate in the ESPP as a group are not determinable. Non-employee directors are not eligible to participate in the ESPP.

Vote Required for Approval

Under the Company’s bylaws, if a quorum is present, the affirmative vote of a majority of the votes represented by the holders of our Common Stock and Series D Preferred Stock, voting together as a class and voting at the Annual Meeting, will be required for approval of Proposal No. 3. Failure to vote by proxy or to vote online at the Annual Meeting or an abstention from voting will have the same effect as a vote “AGAINST” this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3

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PROPOSAL NO. 4

TO APPROVE THE AMENDMENT OF THE 2021 EQUITY INCENTIVE PLAN TO MODIFY CERTAIN PROVISIONS RELATED TO HOLDER COMPENSATION IN THE EVENT OF A MERGER OR BUYOUT

Summary

The current 2021 Equity Incentive Plan (the “2021 Plan”) has been in place since late 2021 and was a replacement for the previous plan which was put in place in 2016. The 2021 Plan was approved by the shareholders and the form and substance was mostly unchanged from the previous plan. After consultation with senior management, the Board approved, based on the Compensation Committee’s consideration and recommendation, that certain language contained in the 2021 Plan with respect to the section covering “Adjustments Upon Certain Events”, was overly broad, complicated and unclear as to the treatment of securities in the event of a buyout of the Company or a merger where the Company ceased to be the continuing entity. Specifically, Section 14, Part (d) of the Plan titled “Adjustments Upon Certain Events” contains the following language:

“In the event that the successor corporation refuses to assume or substitute for the Stock Rights, the participants shall fully vest in and have the right to exercise their Stock Rights as to which it would not otherwise be vested or exercisable. If a Stock Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board or Compensation Committee shall notify the participant in writing or electronically that the Stock Right shall be fully vested and exercisable for a period of at least 15 days from the date of such notice, and any Options or SARs shall terminate one minute prior to the closing of the merger or sale of assets. For the purposes of this Section 14(d), the Stock Right shall be considered “assumed” if, following the merger or Change of Control, the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Stock Right immediately prior to the merger or Change of Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change of Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change of Control is not solely common stock of the successor corporation or its parent, the Board or Compensation Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Stock Right, for each share of Common Stock subject to the Stock Right, to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or Change of Control.”

The Company is proposing to substitute the following provision as follows:

“In the event of a merger of the Company with or into another corporation, or a Change of Control, the participants shall fully vest in and have the right to exercise their Stock Rights as to which it would not otherwise be vested or exercisable. If a Stock Right becomes fully vested and exercisable, the Board or Compensation Committee shall notify the participant in writing or electronically that the Stock Right shall be fully vested and exercisable for a period of at least 15 days from the date of such notice, and any Options or SARs shall terminate one minute prior to the closing of the merger or sale of assets. For the purposes of this Section 14(d), the Board or Compensation Committee will provide for the consideration to be received upon the exercise of the Stock Right, for each share of Common Stock subject to the Stock Right, at the discretion of the Holder, to be the cash equivalent of common stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or Change in Control.  At their sole discretion, the Holder may elect to receive the consideration, if permitted, in the form of Common Stock or equivalent of the successor corporation.”

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Vote Required and Recommendation

The Company is requesting shareholder approval for an amendment to the 2021 Plan to substitute the proposed clause in its entirety. There is no impact of this revised language to the Company upon its adoption. In the event of a significant transaction such as a merger, acquisition or buyout, the revised language provides a definitive statement on how outstanding equity awards are to be treated and this is believed to be beneficial should such a situation arise by the avoidance of conflict or misunderstanding that could be caused by the existing language and which potentially could cause a transaction to be delayed or even cancelled.

The Board is therefore recommending approval of this resolutions upon which the revised language will be substituted in the 2021 Plan and the plan will be thus considered amended. Upon approval the Company will also issue new Option Agreements to current holders covered under the 2021 Plan (which includes directors and executive officers).

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4.

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PROPOSAL NO. 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board has appointed Salberg & Company, P.A. (“Salberg”), as our independent registered public accounting firm to examine the consolidated financial statements of the Company for the fiscal year ending December 31, 2023. The Board seeks an indication from shareholders of their approval or disapproval of the appointment.

Salberg will audit our consolidated financial statements for the fiscal year ending December 31, 2023. We anticipate that a representative of Salberg will be present by telephone at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Our consolidated financial statements for the fiscal year ended December 31, 2022 were audited by Salberg.

In the event shareholders fail to ratify the appointment of Salberg, the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its shareholders.

The following table presents for each of the last two fiscal years the aggregate fees billed in connection with the audits of our financial statements and other professional services rendered by our independent registered public accounting firm Salberg & Company, P.A.

	2022		2021

Audit Fees (1)		$102,101	$101,800
Audit-Related Fees (2)			18,500
Tax Fees (3)		—	—
All Other Fees (4)		—	—
Total Accounting fees and Services	$		$120,300

———————

(1) Audit Fees. These are fees for professional services for the audit of our annual financial statements, and for the review of the financial statements included in our filings on Form 10-K and Form 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements.

(2) Audit-Related Fees. These are fees for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant’s financial statements.

(3) Tax Fees. These are fees for professional services rendered by the principal accountant with respect to tax compliance, tax advice, and tax planning.

(4) All Other Fees. These are fees for products and services provided by the principal accountant, other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures

The Company’s Audit Committee has adopted policies and procedures that shall require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent accounting firms. At the beginning of each year, the Audit Committee shall approve the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by these firms during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee.

The affirmative vote of a majority of the votes represented by the holders of our Common Stock and Series D Preferred Stock, voting together as a class, present, in person or by proxy, and voting at the Annual Meeting will be required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF SALBERG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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PROPOSAL NO. 6

ADJOURNMENT OF THE ANNUAL MEETING IF NECESSARY
TO PERMIT FURTHER SOLICITATION OF PROXIES

Our shareholders are being asked to approve a proposal that will give us authority to adjourn the Annual Meeting, if necessary for the purpose of soliciting additional proxies in favor of the above proposals, if there are not sufficient votes at the time of the Annual Meeting to approve and adopt one or more of such proposals. If this adjournment proposal is approved, our board of directors could adjourn the Annual Meeting to any date it chooses. In addition, our board of directors could postpone the Annual Meeting before it commences, whether for the purpose of soliciting additional proxies or for other reasons. If the Annual Meeting is adjourned for the purpose of soliciting additional proxies, shareholders who have already submitted their proxies at any time before their use do not need to submit new proxies unless they desire to change their voting instructions. The Company does not intend to call a vote on this proposal if the other proposals have been approved at the Annual Meeting.

Approval of this Proposal No. 6 requires the affirmative vote of a majority of the votes represented by the holders of our Common Stock and Series D Preferred Stock, voting together as a class, present, in person or by proxy, and voting at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Unless instructions to the contrary are specified in a properly executed and returned proxy, the proxy holder will vote the proxies received by them “FOR” this Proposal No. 6.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 6.

Interest of Certain Persons in Opposition to Matters to be Acted Upon

No officer or director has any substantial interest in any of the proposals scheduled to be considered at the Annual Meeting other than in their roles as an officer or director. Officers as employees of the Company may participate in the ESPP but not Directors.

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FUTURE SHAREHOLDER PROPOSALS

Under Rule 14a-8 under the Exchange Act, shareholder proposals for the annual meeting of shareholders to be held in 2024 will not be included in the proxy statement for that meeting unless the proposal is proper for inclusion in the proxy statement and for consideration at the next annual meeting, and is received by our Secretary at our executive offices, no later than __________, 2024. Shareholders must also follow the other procedures prescribed in Rule 14a-8 under the Exchange Act, as well as our Bylaws, which contain requirements that are separate and apart from the requirements of Rule 14a-8. Our Bylaws provide that shareholders desiring to bring business before the 2024 annual meeting, including nomination of a person for election to our Board of Directors, must provide written notice to our Secretary at our executive offices no earlier than 150 days, and no later than 120 days, before the one-year anniversary of the release of this Proxy Statement to our shareholders.

As to each person whom a shareholder proposes to nominate for election or reelection as a director, the following information must be included in the notice, as required by Section 10 of our Bylaws: (1) the name, age, business address and residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the class and number of shares of each class of capital stock of the Company which are owned of record and beneficially by such nominee, (4) the date or dates on which such shares were acquired and the investment intent of such acquisition, (5) a statement whether such nominee, if elected, intends to tender promptly following such person’s failure to receive the required vote for election or re-election at the next meeting at which such person would face election or re-election, an irrevocable resignation effective upon acceptance of such resignation by the Board, (6) with respect to each nominee for election or re-election to the Board, a completed and signed questionnaire, representation and agreement required by Section 10(e) of our Bylaws, and (7) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest or that is otherwise required to be disclosed pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

As to any other business that a shareholder proposes to bring before the meeting, the following information must be included in the notice: (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at such meeting, (2) the text of the proposal to be presented at the meeting, (3) a statement in support of the proposal, (4) a representation that such shareholder intends to appear in person, by remote communication, if applicable, or by proxy at the meeting to bring such business before the meeting, (5) the name and address, as they appear on the Company’s books, of the shareholder proposing such business, (6) the class, series and number of shares of the Company which are owned of record and beneficially owned by the shareholder, and (7) any material interest (including any anticipated benefit of such business to any Proponent (as defined below) other than solely as a result of its ownership of the Company’s capital stock, that is material to any Proponent individually, or to the Proponents in the aggregate; in such business of any Proponent.

As to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a “Proponent”), the following information must be included in the notice: (1) the name and address of each Proponent, as they appear on the Company’s books, (2) the class, series and number of shares of the Company that are owned beneficially and of record by each Proponent, (3) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing, (4) a representation that the Proponents are holders of record or beneficial owners, as the case may be, of shares of the Company entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice (with respect to a notice for nominations for election to the Board) or to propose the business that is specified in the notice (with respect to a notice for business other than nominations for election to the Board), (5) a representation as to whether the Proponents intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees (with respect to a notice for nominations for election to the Board) or to carry such proposal (with respect to a notice for business other than nominations for election to the Board), (6) to the extent known by any Proponent, the name and address of any other shareholder supporting the proposal on the date of such shareholder’s notice, and (7) a description of all Derivative Transactions (as defined in Section 10 of our Bylaws) by each Proponent during the previous 12-month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions.

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AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available upon written request and without charge to shareholders by writing to the Company at Duos Technologies Group, Inc., 7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256 or by calling telephone number (904) 652-1625. Additionally, a copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available on the Company’s website at https://ir.duostechnologies.com/

In certain cases, only one copy of the Proxy Statement, annual report or Notice of Internet Availability of Proxy Materials, as applicable, may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Proxy Statement, annual report or Notice of Internet Availability of Proxy Materials, as applicable, to a shareholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Chief Executive Officer, Duos Technologies Group, Inc., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of proxy statements, annual reports or Notices of Internet Availability of Proxy Materials if they are receiving multiple copies of proxy statements, annual reports or Notices of Internet Availability of Proxy Materials by directing such request to the same mailing address.

FINANCIAL STATEMENTS AND EXHIBITS TO FORM 10-K

Our financial statements are contained in our Annual Report on Form 10-K for our fiscal year ended December 31, 2022 that was filed with the SEC on March __, 2023, a copy of which is made available with this Proxy Statement. Such report and the financial statements contained therein are not to be considered as a part of this soliciting material.

The Form 10-K made available with this Proxy Statement does not include copies of the exhibits to that filing. We will furnish any such exhibit upon payment of a reasonable fee by request sent to us, c/o Office of the Secretary, Duos Technologies Group, Inc., 7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256.

OTHER BUSINESS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, Charles P. Ferry, or his nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Exchange Act, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements, and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information.

*************

It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card.

________________, 2023	By Order of the Board of Directors,

Kenneth Ehrman
Chairman

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EXHIBIT A

DUOS TECHNOLOGIES GROUP, INC.

ARTICLES OF AMENDMENT

DESIGNATING PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES D CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTIONS 607.1003 AND 607.1006 OF THE
FLORIDA BUSINESS CORPORATION ACT

Duos Technologies Group, Inc., a corporation organized and existing under the Florida Business Corporation Act (the “Corporation”), certifies that pursuant to the authority contained in Article Fifth, Section B of its Articles of Incorporation (the “Articles of Incorporation”) and in accordance with the provisions of Sections 607.1003 and 607.1006 of the Florida Business Corporation Act, the board of directors of the Corporation (the “Board of Directors”) by unanimous written consent dated September 27, 2022 duly approved and adopted the following resolution which resolution remains in full force and effect on the date hereof:

RESOLVED, that pursuant to the authority vested in the Board of Directors by its Articles of Incorporation, the Board of Directors does hereby designate, create, authorize and provide for the issue of Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), consisting of four thousand (4,000) shares, having the voting powers, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof as follows:

TERMS OF SERIES D PREFERRED STOCK

Section 1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 7(d).

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(d).

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of Florida are authorized or required by law or other governmental action to close.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

Exhibit A -1

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series D Preferred Stock in accordance with the terms hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fundamental Transaction” shall have the meaning set forth in Section 7(d).

“GAAP” means United States generally accepted accounting principles.

“Holder” shall have the meaning set forth in Section 2.

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Original Issue Date” means the date of the first issuance of any shares of the Series D Preferred Stock regardless of the number of transfers of any particular shares of Series D Preferred Stock and regardless of the number of certificates which may be issued to evidence such Series D Preferred Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series D Preferred Stock” shall have the meaning set forth in Section 2.

“Share Delivery Date” shall have the meaning set forth in Section 6(c)(i).

“Stated Value” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.

“Subsidiary” means any subsidiary of the Corporation and shall, where applicable, also include any direct or indirect subsidiary of the Corporation formed or acquired after the date hereof.

“Successor Entity” shall have the meaning set forth in Section 7(d).

“Trading Day” means a day on which the principal Trading Market is open for business.

Exhibit A -2

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

“Transfer Agent” means Continental Stock Transfer & Trust, the current transfer agent of the Corporation, with a mailing address of 1 State Street, 30th Floor, New York, NY 10004, and any successor transfer agent of the Corporation.

Section 2. Designation, Amount and Par Value. The series of preferred stock shall be designated as its Series D Convertible Preferred Stock (the “Series D Preferred Stock”) and the number of shares so designated shall be up to four thousand (4,000) (which shall not be subject to increase without the written consent of the holders of a majority of the outstanding Series D Preferred Stock (each, a “Holder” and collectively, the “Holders”)). Each share of Series D Preferred Stock shall have a par value of $0.001 per share and a stated value equal to one thousand dollars ($1,000.00) (the “Stated Value”).

Section 3. Dividends. Except for stock dividends or distributions for which adjustments are to be made pursuant to Section 7, Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of Series D Preferred Stock equal (on an as-if-converted-to-Common-Stock basis (without giving effect to the Beneficial Ownership Limitation)) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Common Stock. Other than as set forth in the previous sentence, no other dividends shall be paid on shares of Series D Preferred Stock, and the Corporation shall pay no dividends (other than dividends in the form of Common Stock) on shares of the Common Stock unless it simultaneously complies with the previous sentence.

Section 4. Voting Rights. Except as otherwise expressly provided herein or in the Articles of Incorporation, or as provided by the Florida Business Corporation Act, the holders of shares of Series D Preferred Stock, the holders of shares of Common Stock and the holders of any other class or series of shares entitled to vote with the Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation. In any such vote, each share of Series D Preferred Stock shall entitle the holder thereof to cast the number of votes equal to the number of votes determined by dividing the Stated Value of such share of Series D Preferred Stock by the Conversion Price, provided, however, that in no event will a holder of shares of Series D Preferred Stock be entitled to vote a number of shares in excess of such holder’s Beneficial Ownership Limitation. However, as long as any shares of Series D Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Series D Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series D Preferred Stock or alter or amend this Certificate of Designation, (b) amend its articles of incorporation or other charter documents in any manner that adversely affects any rights of the Holders, (c) increase the number of authorized shares of Series D Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

Section 5. Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to participate on an as-converted-to-Common Stock basis (without giving effect to the Beneficial Ownership Limitation) with holders of the Common Stock in any distribution of assets of the Corporation to the holders of the Common Stock.

Exhibit A -3

Section 6. Conversion.

a) Conversions at Option of Holder. Each share of Series D Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(d)) determined by dividing the Stated Value of such share of Series D Preferred Stock by the Conversion Price then in effect. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Series D Preferred Stock to be converted, the number of shares of Series D Preferred Stock owned prior to the conversion at issue, the number of shares of Series D Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by e-mail such Notice of Conversion to the Corporation (such date, the “Conversion Date”). Upon delivery of the Notice of Conversion, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Conversion Shares with respect to which the shares of Series D Preferred Stock have been converted irrespective of the date of delivery of the Conversion Shares. If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. No ink original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. To effect conversion of shares of Series D Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing such shares of Series D Preferred Stock to the Corporation unless and until all shares of Series D Preferred Stock represented thereby are so converted, in which case such Holder shall deliver such certificate(s) within five (5) Trading Days after delivery of the Notice of Conversion relating to the conversion of the last shares of Series D Preferred Stock. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. Shares of Series D Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

b) Conversion Price. The conversion price for the Series D Preferred Stock shall equal $3.00, subject to adjustment herein (the “Conversion Price”).

c) Mechanics of Conversion.

i) Delivery of Conversion Shares Upon Conversion. Promptly after each Conversion Date, but, in any case within the earlier of (i) two (2) Trading Days and (ii) the Standard Settlement Period, thereof (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder the number of Conversion Shares being acquired upon the conversion of the Series D Preferred Stock and a wire transfer of immediately available funds in the amount of accrued and unpaid dividends, if any. Conversion Shares issuable hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Corporation is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Conversion Shares to or resale of the Conversion Shares by the Holder or (B) the Conversion Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery of a certificate, registered in the Corporation’s share register in the name of the Holder or its designee, for the number of Conversion Shares to which the Holder is entitled pursuant to such conversion to the address specified by the Holder in the Notice of Conversion.

Exhibit A -4

The Corporation shall deliver (or cause to be delivered) to the converting Holder (A) a certificate or certificates for the number of shares of Common Stock issuable upon conversion, and (B) if less than the number of shares of Series D Preferred Stock evidenced by the surrendered certificate or certificates are being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by any surrendered Series D Preferred Stock certificate or certificates (if applicable) less the number of shares converted. The Corporation agrees to maintain a transfer agent that is a participant in the FAST program so long as any shares of Series D Preferred Stock remain outstanding. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Corporation’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Conversion.

ii) Failure to Deliver Conversion Shares. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, in addition to any other rights herein, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Series D Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Notice of Conversion.

iii) Obligation Absolute; Partial Liquidated Damages. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series D Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Series D Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series D Preferred Stock of such Holder shall have been sought and obtained. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

iv) Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series D Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Series D Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Series D Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

Exhibit A -5

v) Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Series D Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round to the next whole share, with 0.5 shares being rounded up to one whole share. Subject to the foregoing, fractional shares of Series D Preferred Stock may be issued and / or converted hereunder.

vi) Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Series D Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Series D Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the Depository Trust Company (or another established clearing corporation preforming similar functions) required for same-day electronic delivery of the Conversion Shares.

d) Beneficial Ownership Limitation. The Corporation shall not effect any conversion of the Series D Preferred Stock, and a Holder shall not have the right to convert any portion of the Series D Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series D Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of the Series D Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Series D Preferred Stock) beneficially owned by such Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(d) applies, the determination of whether the Series D Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and of how many shares of Series D Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Series D Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many shares of the Series D Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not

Exhibit A -6

violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder (which may be via email), the Corporation shall, within two Trading Days, confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series D Preferred Stock, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall initially be 4.99% (or upon the election by a Holder prior to the issuance of any shares of Series D Preferred Stock, 19.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Series D Preferred Stock held by the applicable Holder. A Holder, upon notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6(d) applicable to its Series D Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 19.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Series D Preferred Stock held by the Holder and the provisions of this Section 6(d) shall continue to apply. Any such increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Series D Preferred Stock.

e) Issuance Restrictions. Notwithstanding anything herein to the contrary, if the Company has not obtained Stockholder Approval, then the Company may not issue any shares of Common Stock upon the conversion of any share of Series D Preferred Stock.

Section 7. Certain Adjustments.

a) Stock Dividends and Stock Splits. If the Corporation, at any time while this Series D Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Series D Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

Exhibit A -7

b) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 7(a) above, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Series D Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

c) Pro Rata Distributions. During such time as this Series D Preferred Stock is outstanding, if the Corporation declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Series D Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Series D Preferred Stock (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Fundamental Transaction. If, at any time while this Series D Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, exclusive license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or

Exhibit A -8

share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Series D Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(d) or Section 6(e) on the conversion of this Series D Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Series D Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(d) or Section 6(e) on the conversion of this Series D Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series D Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designation in accordance with the provisions of this Section 7(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Series D Preferred Stock, deliver to the Holder in exchange for this Series D Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Series D Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Series D Preferred Stock (without regard to any limitations on the conversion of this Series D Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Series D Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation with the same effect as if such Successor Entity had been named as the Corporation herein.

Exhibit A -9

e) Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

f) Notice to the Holders.

i) Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder by email or nationally recognized overnight courier service a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii) Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Series D Preferred Stock, and shall cause to be delivered by email or nationally recognized overnight courier service to each Holder at its last email address or address as it shall appear upon the stock books of the Corporation, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert the Conversion Amount of this Series D Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 8. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by e-mail or sent by a nationally recognized overnight courier service, addressed to the Corporation at 7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256, Attention: Chief Financial Officer, email address: agg@duostech.com, or such other e-mail address or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 8. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by e-mail or sent by a nationally recognized overnight courier service addressed to each Holder at the address of such Holder appearing on the books of the Corporation, or if no such address appears on the books of the Corporation, at the principal place of business of such Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section prior to 5:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. To the extent that any notice provided pursuant to this Certificate of Designation constitutes, or contains, material, non-public information regarding the Corporation or any Subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

b) Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages and accrued dividends, as applicable, on the shares of Series D Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c) Lost or Mutilated Series D Preferred Stock Certificate. If a Holder’s Series D Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, or cause to be executed and delivered, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series D Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation with the actual third-party costs of the replacement of such certificate to be borne by the Holder (including customary indemnity).

d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Certificate of Designation (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the New York Courts, or the New York Courts are an improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery

Exhibit A -10

(with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

e) Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

f) Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

i) Status of Converted or Redeemed Series D Preferred Stock. If any shares of Series D Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series D Convertible Preferred Stock.

*********************

IN WITNESS WHEREOF, the Corporation has caused this certificate to be duly executed this 27th day of September, 2022.

Duos Technologies Group, Inc.

By:	/s/ Charles P. Ferry
Name:	Charles P. Ferry
Title:	Chief Executive Officer

Exhibit A -11

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO
CONVERT SHARES OF SERIES D PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series D Convertible Preferred Stock indicated below into shares of common stock, par value $0.001 per share (the “Common Stock”), of Duos Technologies Group, Inc., a Florida corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion: _____________________________________________

Number of shares of Series D Preferred Stock owned prior to Conversion: _____________

Number of shares of Series D Preferred Stock to be Converted: ______________________

Stated Value of shares of Series D Preferred Stock to be Converted: __________________

Number of shares of Common Stock to be Issued: ___________________________

Applicable Conversion Price:___________________________________________

Number of shares of Series D Preferred Stock subsequent to Conversion: ______________

Address for Delivery: ______________________

Or

DWAC Instructions:

Broker no: _________

Account no: ___________

[HOLDER]

By:
Name:
Title:

Exhibit A -12

EXHIBIT B

DUOS TECHNOLOGIES GROUP, INC.

EMPLOYEE STOCK PURCHASE PLAN

1. Purpose

This Duos Technologies Group, Inc. (“Duos” or “the Company”) Employee Stock Purchase Plan (the “Plan”) is intended to provide employees of the Company and its Participating Subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Company intends that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code and the Plan shall be interpreted in a manner that is consistent with that intent.

2. Definitions

“Board or Board of Directors” means the Board of Directors of the Company, as constituted from time to time.

“Code” means the U.S. Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means the committee appointed by the Board to administer the Plan.

“Common Stock” means the common stock of the Company, par value $0.001 per share.

“Company” means Duos Technologies Group, Inc. a Florida corporation, including any successor thereto.

“Compensation” means base salary, wages, annual bonuses and commissions paid to an Eligible Employee by the Company or a Participating Subsidiary as compensation for services to the Company or Participating Subsidiary, before deduction for any salary deferral contributions made by the Eligible Employee to any tax-qualified or nonqualified deferred compensation plan, including overtime, vacation pay, holiday pay, jury duty pay and funeral leave pay, but excluding education or tuition reimbursements, imputed income arising under any group insurance or benefit program, travel expenses, business and relocation expenses, and income received in connection with stock options or other equity-based awards.

“Corporate Transaction” means a merger, consolidation, acquisition of property or stock, separation, reorganization, or other corporate event described in Section 424 of the Code.

“Designated Broker” means the financial services firm or other agent designated by the Company to maintain ESPP Share Accounts on behalf of Participants who have purchased shares of Common Stock under the Plan.

“Effective Date” means the date as of which this Plan is adopted by the Board, subject to the Plan obtaining shareholder approval in accordance with Section 19.11 hereof.

“Employee” means any person who renders services to the Company or a Participating Subsidiary as an employee pursuant to an employment relationship with such employer. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company or a Participating Subsidiary that meets the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months, or such other period of time specified in Treasury Regulation Section 1.421-1(h)(2), and the individual’s right to re-employment is not guaranteed by statute or contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period, or such other period specified in Treasury Regulation Section 1.421-1(h)(2).

Exhibit B -1

“Eligible Employee” means an Employee who (i) has been employed by the Company or a Participating Subsidiary for at least 90 Days and (ii) is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year. Notwithstanding the foregoing, the Committee may exclude from participation in the Plan or any Offering Employees who are “highly compensated employees” of the Company or a Participating Subsidiary (within the meaning of Section 414(q) of the Code) or a sub-set of such highly compensated employees.

“Enrollment Form” means an agreement pursuant to which an Eligible Employee may elect to enroll in the Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering Period.

“ESPP Share Account” means an account into which Common Stock purchased with accumulated payroll deductions at the end of an Offering Period are held on behalf of a Participant.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the shares of Common Stock as determined below. If the shares are listed on any established stock exchange or a national market system, including, without limitation, the New York Stock Exchange, the Nasdaq Stock Market or Over the Counter (“OTC”), the Fair Market Value shall be the closing price of a share (or if no sales were reported, the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or Nasdaq.com. In the absence of an established market for the shares, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Offering Date” means the first Trading Day of each Offering Period as designated by the Committee.

“Offering or Offering Period” means a period of six months beginning each January 1st and July 1st of each year; provided, that, pursuant to Section 5, the Committee may change the duration of future Offering Periods (subject to a maximum Offering Period of twenty-seven (27) months) and/or the start and end dates of future Offering Periods.

“Participant” means an Eligible Employee who is actively participating in the Plan

“Participating Subsidiaries” means the Subsidiaries that have been designated as eligible to participate in the Plan, and such other Subsidiaries that may be designated by the Committee from time to time in its sole discretion.

“Plan” means this Duos Employee Stock Purchase Plan, as set forth herein, and as amended from time to time.

“Purchase Date” means the last Trading Day of each Offering Period.

“Purchase Price” means an amount equal to the lesser of (i) eighty-five percent (85%) (or such greater percentage as designated by the Committee) of the Fair Market Value of a share of Common Stock on the Offering Date or (ii) eighty-five percent (85%) (or such greater percentage as designated by the Committee) of the Fair Market Value of a share of Common Stock on the Purchase Date; provided, that, the Purchase Price per share of Common Stock will in no event be less than the par value of the Common Stock.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means any corporation, domestic or foreign, of which not less than 50% of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation exists now or is hereafter organized or acquired by the Company or a Subsidiary. In all cases, the determination of whether an entity is a Subsidiary shall be made in accordance with Section 424(f) of the Code.

“Trading Day” means any day on which the national stock exchange upon which the Common Stock is listed is open for trading or, if the Common Stock is not listed on an established stock exchange or national market system, a business day, as determined by the Committee in good faith.

Exhibit B -2

3.Administration

The Plan shall be administered by the Committee which shall have the authority to construe and interpret the Plan, prescribe, amend, and rescind rules relating to the Plan’s administration and take any other actions necessary or desirable for the administration of the Plan including, without limitation, adopting sub-plans applicable to particular Participating Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code. The Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plan. The decisions of the Committee shall be final and binding on all persons. All expenses of administering the Plan shall be borne by the Company.

4.Eligibility

Unless otherwise determined by the Committee in a manner that is consistent with Section 423 of the Code, any individual who is an Eligible Employee as of the first day of the enrollment period designated by the Committee for a particular Offering Period shall be eligible to participate in such Offering Period, subject to the requirements of Section 423 of the Code.

Notwithstanding any provision of the Plan to the contrary, no Eligible Employee shall be granted an option under the Plan if (i) immediately after the grant of the option, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary or (ii) such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time.

5.Offering Periods

The Plan shall be implemented by a series of Offering Periods, each of which shall be six (6) months in duration, with new Offering Periods commencing on or about January 1 and July 1 of each year (or such other times as determined by the Committee). The Committee shall have the authority to change the duration, frequency, start and end dates of Offering Periods.

6.Participation

6.1Enrollment; Payroll Deductions

An Eligible Employee may elect to participate in the Plan by properly completing an Enrollment Form, which may be electronic, and submitting it to the Company, in accordance with the enrollment procedures established by the Committee. Participation in the Plan is entirely voluntary. By submitting an Enrollment Form, the Eligible Employee authorizes payroll deductions from his or her pay check in an amount equal to at least 1%, but not more than 25% of his or her Compensation on each pay day occurring during an Offering Period (or such other maximum percentage as the Committee may establish from time to time before an Offering Period begins). Payroll deductions shall commence on the first payroll date following the Offering Date and end on the last payroll date on or before the Purchase Date. The Company shall maintain records of all payroll deductions but shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account. Unless expressly permitted by the Committee, a Participant may not make any separate contributions or payments to the Plan.

6.2Election Changes

During an Offering Period, a Participant may decrease or increase his or her rate of payroll deductions applicable to such Offering Period only once. To make such a change, the Participant must submit a new Enrollment Form authorizing the new rate of payroll deductions at least fifteen days before the Purchase Date. A Participant may decrease or increase his or her rate of payroll deductions for future Offering Periods by submitting a new Enrollment Form authorizing the new rate of payroll deductions at least fifteen days before the start of the next Offering Period.

Exhibit B -3

6.3Automatic Re-enrollment

The deduction rate selected in the Enrollment Form shall remain in effect for subsequent Offering Periods unless the Participant (a) submits a new Enrollment Form authorizing a new level of payroll deductions in accordance with Section 6.2, (b) withdraws from the Plan in accordance with Section 10, or (c) terminates employment or otherwise becomes ineligible to participate in the Plan.

7.Grant of Option

On each Offering Date, each Participant in the applicable Offering Period shall be granted an option to purchase, on the Purchase Date, a number of shares of Common Stock determined by dividing the Participant’s accumulated payroll deductions by the applicable Purchase Price; provided, however, that in no event shall any Participant purchase more than 10,000 shares of Common Stock during an Offering Period (subject to adjustment in accordance with Section 18 and the limitations set forth in Section 13 of the Plan).

8.Exercise of Option/Purchase of Shares

A Participant’s option to purchase shares of Common Stock will be exercised automatically on the Purchase Date of each Offering Period. The Participant’s accumulated payroll deductions will be used to purchase the maximum number of whole shares that can be purchased with the amounts in the Participant’s notional account. No fractional shares may be purchased but notional fractional shares of Common Stock will be allocated to the Participant’s ESPP Share Account to be aggregated with other notional fractional shares of Common Stock on future Purchase Dates, subject to earlier withdrawal by the Participant in accordance with Section 10 or termination of employment in accordance with Section 11.

9.Transfer of Shares

As soon as reasonably practicable after each Purchase Date, the Company will arrange for the delivery to each Participant of the shares of Common Stock purchased upon exercise of his or her option. The Committee may permit or require that the shares be deposited directly into an ESPP Share Account established in the name of the Participant with a Designated Broker and may require that the shares of Common Stock be retained with such Designated Broker for a specified period of time. Participants will not have any voting, dividend or other rights of a shareholder with respect to the shares of Common Stock subject to any option granted hereunder until such shares have been delivered pursuant to this Section 9.

10.Withdrawal

10.1Withdrawal Procedure

A Participant may withdraw from an Offering by submitting to the Company a revised Enrollment Form indicating his or her election to withdraw at least 15 days before the Purchase Date. The accumulated payroll deductions held on behalf of a Participant in his or her notional account (that have not been used to purchase shares of Common Stock) shall be paid to the Participant promptly following receipt of the Participant’s Enrollment Form indicating his or her election to withdraw and the Participant’s option shall be automatically terminated. If a Participant withdraws from an Offering Period, no payroll deductions will be made during any succeeding Offering Period, unless the Participant re-enrolls in accordance with Section 6.1of the Plan.

10.2Effect on Succeeding Offering Periods

A Participant’s election to withdraw from an Offering Period will not have any effect upon his or her eligibility to participate in succeeding Offering Periods that commence following the completion of the Offering Period from which the Participant withdraws.

Exhibit B -4

11.Termination of Employment; Change in Employment Status

Upon termination of a Participant’s employment for any reason, including death, disability or retirement, or a change in the Participant’s employment status following which the Participant is no longer an Eligible Employee, which in either case occurs at least thirty days before the Purchase Date, the Participant will be deemed to have withdrawn from the Plan and the payroll deductions in the Participant’s notional account (that have not been used to purchase shares of Common Stock) shall be returned to the Participant, or in the case of the Participant’s death, to the person(s) entitled to such amounts under Section 17, and the Participant’s option shall be automatically terminated. If the Participant’s termination of employment or change in status occurs within thirty days before a Purchase Date, the accumulated payroll deductions shall be used to purchase shares on the Purchase Date.

12.Interest

No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in the Plan.

13.Shares Reserved for Plan

13.1Number of Shares

A total of one million (1,000,000) shares of Common Stock have been reserved as authorized for the grant of options under the Plan. The shares of Common Stock may be newly issued shares, treasury shares or shares acquired on the open market.

13.2Over-subscribed Offerings

The number of shares of Common Stock which a Participant may purchase in an Offering under the Plan may be reduced if the Offering is over-subscribed. No option granted under the Plan shall permit a Participant to purchase shares of Common Stock which, if added together with the total number of shares of Common Stock purchased by all other Participants in such Offering would exceed the total number of shares of Common Stock remaining available under the Plan. If the Committee determines that, on a particular Purchase Date, the number of shares of Common Stock with respect to which options are to be exercised exceeds the number of shares of Common Stock then available under the Plan, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.

14.Transferability

No payroll deductions credited to a Participant, nor any rights with respect to the exercise of an option or any rights to receive Common Stock hereunder may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 17 hereof) by the Participant. Any attempt to assign, transfer, pledge or otherwise dispose of such rights or amounts shall be without effect.

15.Application of Funds

All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose to the extent permitted by applicable law, and the Company shall not be required to segregate such payroll deductions or contributions.

16.Statements

Participants will be provided with statements at least annually which shall set forth the contributions made by the Participant to the Plan, the Purchase Price of any shares of Common Stock purchased with accumulated funds, the number of shares of Common Stock purchased, and any payroll deduction amounts remaining in the Participant’s notional account.

Exhibit B -5

17.Designation of Beneficiary

A Participant may file on forms supplied by the Committee, a written designation of beneficiary who is to receive any shares of Common Stock and cash in respect of any fractional shares of Common Stock, if any, from the Participant’s ESPP Share Account under the Plan in the event of such Participant’s death. In addition, a Participant may file a written designation of beneficiary who is to receive any cash withheld through payroll deductions and credited to the Participant’s notional account in the event of the Participant’s death prior to the Purchase Date of an Offering Period.

18.Adjustments Upon Changes in Capitalization; Dissolution or Liquidation; Corporate Transactions

18.1Adjustments

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the Company’s structure affecting the Common Stock occurs, then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Committee will, in such manner as it deems equitable, adjust the number of shares and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each outstanding option under the Plan, and the numerical limits of Section 7 and Section 13.

18.2Dissolution or Liquidation

Unless otherwise determined by the Committee, in the event of a proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a new Purchase Date and the Offering Period will end immediately prior to the proposed dissolution or liquidation. The new Purchase Date will be before the date of the Company’s proposed dissolution or liquidation. Before the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

18.3Corporate Transaction

In the event of a Corporate Transaction, each outstanding option will be assumed, or an equivalent option substituted by the successor corporation or a parent or Subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute the option, the Offering Period with respect to which the option relates will be shortened by setting a new Purchase Date on which the Offering Period will end. The new Purchase Date will occur before the date of the Corporate Transaction. Prior to the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

19.General Provisions

19.1Equal Rights and Privileges

Notwithstanding any provision of the Plan to the contrary and in accordance with Section 423 of the Code, all Eligible Employees who are granted options under the Plan shall have the same rights and privileges.

19.2No Right to Continued Service

Neither the Plan nor any compensation paid hereunder will confer on any Participant the right to continue as an Employee or in any other capacity.

Exhibit B -6

19.3Rights as Shareholder

A Participant will become a shareholder with respect to the shares of Common Stock that are purchased pursuant to options granted under the Plan when the shares are transferred to the Participant’s ESPP Share Account. A Participant will have no rights as a shareholder with respect to shares of Common Stock for which an election to participate in an Offering Period has been made until such Participant becomes a shareholder as provided above.

19.4Successors and Assigns

The Plan shall be binding on the Company and its successors and assigns.

19.5Entire Plan

This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.

19.6Compliance with Law

The obligations of the Company with respect to payments under the Plan are subject to compliance with all applicable laws and regulations. Common Stock shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of the shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the shares may then be listed.

19.7Notice of Disqualifying Dispositions

Each Participant shall give the Company prompt written notice of any disposition or other transfer of shares of Common Stock acquired pursuant to the exercise of an option acquired under the Plan, if such disposition or transfer is made within two years after the Offering Date or within one year after the Purchase Date.

19.8Term of Plan

The Plan shall become effective on the Effective Date and, unless terminated earlier pursuant to Section 19.9, shall have a term of ten years.

19.9Amendment or Termination

The Committee may, in its sole discretion, amend, suspend or terminate the Plan at any time and for any reason. If the Plan is terminated, the Committee may elect to terminate all outstanding Offering Periods either immediately or once shares of Common Stock have been purchased on the next Purchase Date (which may, in the discretion of the Committee, be accelerated) or permit Offering Periods to expire in accordance with their terms (and subject to any adjustment in accordance with Section 18). If any Offering Period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of Common Stock will be returned to Participants (without interest, except as otherwise required by law) as soon as administratively practicable.

19.10Applicable Law

The laws of the State of Florida shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to such state’s conflict of law rules.

19.11Shareholder Approval

The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

19.12Section 423

The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Any provision of the Plan that is inconsistent with Section 423 of the Code shall be reformed to comply with Section 423 of the Code.

Exhibit B -7

19.13Withholding

To the extent required by applicable Federal, state or local law, a Participant must make arrangements satisfactory to the Company for the payment of any withholding or similar tax obligations that arise in connection with the Plan.

19.14Severability

If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.

19.15Headings

The headings of sections herein are included solely for convenience and shall not affect the meaning of any of the provisions of the Plan.

Exhibit B -8

EXHIBIT C

DUOS TECHNOLOGIES GROUP, INC.

2021 EQUITY INCENTIVE PLAN

(AS PROPOSED TO BE AMENDED)

duostech

DUOS TECHNOLOGIES GROUP, INC.

2021 EQUITY INCENTIVE PLAN

Exhibit C -1

Duostech	2021 Equity Incentive Plan

INTENTIONALLY LEFT BLANK

Exhibit C -2

Duostech	2021 Equity Incentive Plan

1)	Scope of Plan; Definitions
a.	This 2021 Equity Incentive Plan (the “Plan”) is intended to advance the interests of Duos Technologies Group, Inc. (the “Company”) and its Related Corporations by enhancing the ability of the Company to attract and retain qualified employees, consultants, Officers, directors and Director Advisors, by creating incentives and rewards for their contributions to the success of the Company and its Related Corporations. This Plan will provide:
I.	Officers and other employees of the Company and its Related Corporations opportunities to purchase common stock (“Common Stock”) of the Company pursuant to Options granted hereunder which qualify as incentive stock options (“ISOs”) under Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”);
II.	Directors, Director Advisors, Officers, employees and consultants of the Company and Related Corporations opportunities to purchase Common Stock in the Company pursuant to options granted hereunder which do not qualify as ISOs (“Non-Qualified Options”);
III.	Directors, Director Advisors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive shares of Common Stock of the Company which normally are subject to restrictions on sale (“Restricted Stock”);
IV.	Directors, Director Advisors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive grants of stock appreciation rights (“SARs”); and
V.	Directors, Director Advisors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive grants of restricted stock units (“RSUs”). ISOs, and Non-Qualified Options are referred to hereafter as “Options.” Options, Restricted Stock, RSUs and SARs are sometimes referred to hereafter collectively as “Stock Rights.” Any of the Options and/or Stock Rights may in the Compensation Committee’s discretion be issued in tandem to one or more other Options and/or Stock Rights to the extent permitted by law.
b.	This Plan is intended to comply in all respects with Rule 16b-3 (“Rule 16b-3”) and its successor rules as promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for participants who are subject to Section 16 of the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Plan administrators. Provided, however, such exercise of discretion by the Plan administrators shall not interfere with the contract rights of any grantee. In the event that any interpretation or construction of the Plan is required, it shall be interpreted and construed in order to ensure, to the maximum extent permissible by law, that such grantee does not violate the short-swing profit provisions of Section 16(b) of the Exchange Act and that any exemption available under Rule 16b-3 or other rule is available.

For purposes of the Plan, capitalized words and terms shall have the following meaning:

“Advisory Board” means a board composed of individuals, appointed by the Board, who serve the Company’s Board in an advisory capacity but are not directors, Officers or employees of the Company.

“Board” means the board of directors of the Company.

“Chairman” means the chairman of the Board.

“Change of Control” means the occurrence of any of the following events:

I.	any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities;
II.	the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction which requires shareholder approval under applicable state law; or
Exhibit C -3

Duostech	2021 Equity Incentive Plan

III.	the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

“Code” shall have the meaning given to it in Section 1(a).

“Common Stock” shall have the meaning given to it in Section 1(a).

“Company” shall have the meaning given to it in Section 1(a).

“Compensation Committee” means the compensation committee of the Board, which shall consist of two or more members of the Board, each of whom shall be both an “outside director” within the meaning of Section 162(m) of the Code and a “non-employee director” within the meaning of Rule 16b-3.

“Director Advisor” means a member of the Advisory Board.

“Disability” means “permanent and total disability” as defined in Section 22(e)(3) of the Code or successor statute.

“Disqualifying Disposition” means any disposition (including any sale) of Common Stock underlying an ISO before the later of (i) two years after the date the employee was granted the ISO or (ii) one year after the date the employee acquired Common Stock by exercising the ISO.

“Effective Date” means the date on which this Plan is approved by the shareholders of the Company.

“Exchange Act” shall have the meaning given to it in Section 1(a).

“Fair Market Value” shall be determined as of the last trading day prior to the date a Stock Right is granted and shall mean:

I.	The closing price on the principal market if the Common Stock is listed on a national securities exchange;
II.	If the Company’s shares are not listed on a national securities exchange, then the closing price if reported or the average bid and asked price for the Company’s shares as published on the OTCQB or the OTCQX operated by OTC MARKETS;
III.	If there are no prices available under clauses (I) or (II), then Fair Market Value shall be based upon the closing price, if reported or the average bid and asked price for the Company’s shares as published by OTC;
IV.	If there is no regularly established trading market for the Company’s Common Stock, the Fair Market Value shall be established by the Board or the Compensation Committee taking into consideration all relevant factors including the most recent price at which the Company’s Common Stock was sold.

“ISO” shall have the meaning given to it in Section 1(a).

“Nasdaq” means the Nasdaq Stock Market.

“Non-Qualified Options” shall have the meaning given to it in Section 1(a).

“Officers” means a person who is an executive officer of the Company and is required to file ownership reports under Section 16(a) of the Exchange Act.

“Options” shall have the meaning given to it in Section 1(a).

“Plan” shall have the meaning given to it in Section 1(a).

Exhibit C -4

Duostech	2021 Equity Incentive Plan

“Qualifying Committee” means the Company’s audit committee, compensation committee, corporate governance and nominating committee or any other committee of the Board that the compensation committee shall determine entitles its members to a grant of Stock Rights, as defined, under Section 3(b)(ii) (each such Committee, a “Qualifying Committee”).

“Related Corporations” shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 425(f) of the Code.

“Restricted Stock” shall have the meaning contained in Section 1(a).

“RSU” shall have the meaning given to it in Section 1(a).

“Rule 16b-3” shall have the meaning given to it in Section 1(a).

“SAR” shall have the meaning given to it in Section 1(a).

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Rights” shall have the meaning given to it in Section 1(a).

2)	Administration of the Plan.
a.	The Plan may be administered by the entire Board or by the Compensation Committee. Once appointed, the Compensation Committee shall continue to serve until otherwise directed by the Board. A majority of the members of the Compensation Committee shall constitute a quorum, and all determinations of the Compensation Committee shall be made by the majority of its members present at a meeting. Any determination of the Compensation Committee under the Plan may be made without notice or meeting of the Compensation Committee by a writing signed by all of the Compensation Committee members. Subject to ratification of the grant of each Stock Right by the Board (but only if so required by applicable state law), and subject to the terms of the Plan, the Compensation Committee shall have the authority to:
I.	Determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Section 3 to receive Non-Qualified Options, Restricted Stock, RSUs and SARs) to whom Non-Qualified Options, Restricted Stock, RSUs and SARs may be granted;
II.	Determine when Stock Rights may be granted;
III.	Determine the exercise prices of Stock Rights other than Restricted Stock and RSUs, which shall not be less than the Fair Market Value;
IV.	Determine whether each Option granted shall be an ISO or a Non-Qualified Option;
V.	Determine when Stock Rights shall become exercisable, the duration of the exercise period and when each Stock Right shall vest;
VI.	Determine whether restrictions such as repurchase options are to be imposed on shares subject to or issued in connection with Stock Rights, and the nature of such restrictions, if any; and
VII.	Interpret the Plan and promulgate and rescind rules and regulations relating to it. The interpretation and construction by the Compensation Committee of any provisions of the Plan or of any Stock Right granted under it shall be final, binding and conclusive unless otherwise determined by the Board. The Compensation Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best.
b.	No members of the Compensation Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it. No member of the Compensation Committee or the Board shall be liable for any act or omission of any other member of the Compensation Committee or the Board or for any act or omission on his own part, including but not limited to the exercise of any power and discretion given to him or her under the Plan, except those resulting from his or her own gross negligence or willful misconduct.
Exhibit C -5

Duostech	2021 Equity Incentive Plan

c.	Stock Rights may be granted to members of the Board, whether such grants are in their capacity as directors, Officers or consultants. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either:
I.	Eligible for Stock Rights pursuant to the Plan; or
II.	Have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan.
d.	In addition to such other rights of indemnification as he or she may have as a member of the Board, and with respect to administration of the Plan and the granting of Stock Rights under it, each member of the Board and of the Compensation Committee shall be entitled without further act on his or her part to indemnification from the Company for all expenses (including advances of litigation expenses, the amount of judgment and the amount of approved settlements made with a view to the curtailment of costs of litigation) reasonably incurred by him or her in connection with or arising out of any action, suit or proceeding, including any appeal thereof, with respect to the administration of the Plan or the granting of Stock Rights under it in which he or she may be involved by reason of his or her being or having been a member of the Board or the Compensation Committee, whether or not he or she continues to be such member of the Board or the Compensation Committee at the time of the incurring of such expenses; provided, however, that such indemnity shall be subject to the limitations contained in any Indemnification Agreement between the Company and the Board member or Officer. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board or the Compensation Committee and shall be in addition to all other rights to which such member of the Board or the Compensation Committee would be entitled to as a matter of law, contract or otherwise.
e.	The Board may delegate the powers to grant Stock Rights to Officers to the extent permitted by the laws of the State of Florida.
3)	Eligible Employees and Others
a.	ISOs may be granted to any employee of the Company or any Related Corporation. Those Officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Subject to compliance with Rule 16b-3 and other applicable securities laws, Non-Qualified Options, Restricted Stock, RSUs and SARs may be granted to any director (whether or not an employee), Director Advisors, Officers, employees or consultants of the Company or any Related Corporation. The Compensation Committee may take into consideration a recipient’s individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, Restricted Stock, RSUs or a SAR. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him or her from participation in, any other grant of Stock Rights.
b.	The exercise price of the Options or SARs under Section 3 shall be Fair Market Value or such higher price as may be established by the Compensation Committee, the Board or by the Code.
4)	Common Stock.
a.	The Common Stock subject to Stock Rights shall be authorized but unissued shares of Common Stock, par value $0.001, or shares of Common Stock reacquired by the Company in any manner, including purchase, forfeiture or otherwise.
b.	The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is 1,000,000 subject to adjustment as provided in Section 14. Any such shares may be issued under ISOs, Non-Qualified Options, Restricted Stock, RSUs or SARs, so long as the number of shares so issued does not exceed the limitations in this Section. If any Stock Rights granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares, the unpurchased shares subject to such Stock Rights and any unvested shares so reacquired by the Company shall again be available for grants under the Plan.
Exhibit C -6

Duostech	2021 Equity Incentive Plan

5)	Granting of Stock Rights.
a.	The date of grant of a Stock Right under the Plan will be the date specified by the Board or Compensation Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Board or Compensation Committee acts to approve the grant. The Board or Compensation Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to Section 17.
b.	The Board or Compensation Committee shall grant Stock Rights to participants that it, in its sole discretion, selects. Stock Rights shall be granted on such terms as the Board or Compensation Committee shall determine except that ISOs shall be granted on terms that comply with the Code and regulations thereunder.
c.	A SAR entitles the holder to receive, as designated by the Board or Compensation Committee, cash or shares of Common Stock, value equal to (or otherwise based on) the excess of:
I.	The Fair Market Value of a specified number of shares of Common Stock at the time of exercise over;
II.	An exercise price established by the Board or Compensation Committee.
d.	The exercise price of each SAR granted under this Plan shall be established by the Compensation Committee or shall be determined by a method established by the Board or Compensation Committee at the time the SAR is granted, provided the exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of the grant of the SAR, or such higher price as is established by the Board or Compensation Committee. A SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Board or Compensation Committee. Shares of Common Stock delivered pursuant to the exercise of a SAR shall be subject to such conditions, restrictions and contingencies as the Board or Compensation Committee may establish in the applicable SAR agreement or document, if any. The Board or Compensation Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Common Stock acquired pursuant to the exercise of each SAR as the Board or Compensation Committee determines to be desirable. A SAR under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Board or Compensation Committee shall, in its discretion, prescribe. The terms and conditions of any SAR to any grantee shall be reflected in such form of agreement as is determined by the Board or Compensation Committee. A copy of such document, if any, shall be provided to the grantee, and the Board or Compensation Committee may condition the granting of the SAR on the grantee executing such agreement.
e.	An RSU gives the grantee the right to receive a number of shares of the Company’s Common Stock on applicable vesting or other dates. Delivery of the RSUs may be deferred beyond vesting as determined by the Board or Compensation Committee. RSUs shall be evidenced by an RSU agreement in the form determined by the Board or Compensation Committee. With respect to an RSU, which becomes non-forfeitable due to the lapse of time, the Compensation Committee shall prescribe in the RSU agreement the vesting period. With respect to the granting of the RSU, which becomes non-forfeitable due to the satisfaction of certain pre-established performance-based objectives imposed by the Board or Compensation Committee, the measurement date of whether such performance-based objectives have been satisfied shall be a date no earlier than the first anniversary of the date of the RSU. A recipient who is granted an RSU shall possess no incidents of ownership with respect to such underlying Common Stock, although the RSU agreement may provide for payments in lieu of dividends to such grantee.
f.	Notwithstanding any provision of this Plan, the Board or Compensation Committee may impose conditions and restrictions on any grant of Stock Rights including forfeiture of vested Options, cancellation of Common Stock acquired in connection with any Stock Right and forfeiture of profits.
g.	The Options and SARs shall not be exercisable for a period of more than 10 years from the date of grant.
Exhibit C -7

Duostech	2021 Equity Incentive Plan

6)	Sale of Shares

The shares underlying Stock Rights granted to any Officer, director or a beneficial owner of 10% or more of the Company’s securities registered under Section 12 of the Exchange Act shall not be sold, assigned or transferred by the grantee until at least six months elapse from the date of the grant thereof.

7)	ISO Minimum Option Price and Other Limitations.
a.	The exercise price per share relating to all Options granted under the Plan shall not be less than the Fair Market Value per share of Common Stock on the last trading day prior to the date of such grant. For purposes of determining the exercise price, the date of the grant shall be the later of:
I.	The date of approval by the Board or Compensation Committee or
II.	For ISOs, the date the recipient becomes an employee of the Company. In the case of an ISO to be granted to an employee owning Common Stock which represents more than 10 percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the date of grant and such ISO shall not be exercisable after the expiration of five years from the date of grant.
b.	In no event shall the aggregate Fair Market Value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.
8)	Duration of Stock Rights.

Subject to earlier termination as provided in Sections 3, 5, 9, 10 and 11, each Option and SAR shall expire on the date specified in the original instrument granting such Stock Right (except with respect to any part of an ISO that is converted into a Non-Qualified Option pursuant to Section 17), provided, however, that such instrument must comply with Section 422 of the Code with regard to ISOs and Rule 16b-3 with regard to all Stock Rights granted pursuant to the Plan to Officers, directors and 10% shareholders of the Company.

9)	Exercise of Options and SARs; Vesting of Stock Rights.

Subject to the provisions of Sections 3 and 9 through 13, each Option and SAR granted under the Plan shall be exercisable as follows:

a.	The Options and SARs shall either be fully vested and exercisable from the date of grant or shall vest and become exercisable in such installments as the Board or Compensation Committee may specify.
b.	Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option and SAR, unless otherwise specified by the Board or Compensation Committee or as otherwise provided in this Plan.
c.	Each Option and SAR or installment, once it becomes exercisable, may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.
d.	The Board or Compensation Committee shall have the right to accelerate the vesting date of any installment of any Stock Right; provided that the Board or Compensation Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Section 17) if such acceleration would violate the annual exercisability limitation contained in Section 422(d) of the Code as described in Section 7(b).
Exhibit C -8

Duostech	2021 Equity Incentive Plan

10)	Termination of Employment.

Subject to any greater restrictions or limitations as may be imposed by the Board or Compensation Committee upon the granting of any Option, if an optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or Disability, no further installments of his or her options shall vest or become exercisable, and his or her options shall terminate as provided for in the grant, or on the day 12 months after the day of the termination of his or her employment (except three months for ISOs), whichever is earlier, but in no event later than on their specified expiration dates. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee’s right to re-employment is guaranteed by statute. A leave of absence with the written approval of the Board shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. Options granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations so long as the optionee continues to be an employee of the Company or any Related Corporation.

11)	Death; Disability.

Subject to any greater restrictions or limitations as may be imposed by the Board or Compensation Committee upon the granting of any Option or SAR:

a.	If the holder of an Option or SAR ceases to be employed by the Company and all Related Corporations by reason of his or her death, any Options or SARs of such employee may be exercised to the extent of the number of shares with respect to which he or she could have exercised it on the date of his or her death, by his or her estate, personal representative or beneficiary who has acquired the Options or SARs by will or by the laws of descent and distribution, at any time prior to the earlier of the Options’ or SARs’ specified expiration date or three months from the date of the grantee’s death.
b.	If the holder of an Option or SAR ceases to be employed by the Company and all Related Corporations, or a director or Director Advisor can no longer perform his or her duties, by reason of his or her Disability, he or she shall have the right to exercise any Option or SARs held by him or her on the date of termination of employment or ceasing to act as a director or Director Advisor until the earlier of (i) the Options’ or SARs’ specified expiration date or (ii) one year from the date of the termination of the person’s employment.
12)	Assignment, Transfer or Sale.
a.	No ISO granted under this Plan shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee, each ISO shall be exercisable only by him or her, his or her guardian or legal representative.
b.	Except for ISOs, all Stock Rights are transferable subject to compliance with applicable securities laws and Section 6 of this Plan.
13)	Terms and Conditions of Stock Rights.

Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the Board or Compensation Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Sections 5 through 12 hereof and may contain such other provisions as the Board or Compensation Committee deems advisable which are not inconsistent with the Plan. In granting any Stock Rights, the Board or Compensation Committee may specify that Stock Rights shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Board or Compensation Committee may determine. The Board or Compensation Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more Officers of the Company to execute and deliver such instruments. The proper Officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

Exhibit C -9

Duostech	2021 Equity Incentive Plan

14)	Adjustments Upon Certain Events.
a.	Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Stock Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Stock Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of a Stock Right, as well as the price per share of Common Stock (or cash, as applicable) covered by each such outstanding Option or SAR, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company or the voluntary cancellation whether by virtue of a cashless exercise of a derivative security of the Company or otherwise shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board or Compensation Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a Stock Right. No adjustments shall be made for dividends or other distributions paid in cash or in property other than securities of the Company.
b.	In the event of the proposed dissolution or liquidation of the Company, the Board or Compensation Committee shall notify each participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, a Stock Right will terminate immediately prior to the consummation of such proposed action.
c.	In the event of a merger of the Company with or into another corporation, or a Change of Control, each outstanding Stock Right shall be assumed (as defined below) or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation.
d.	In the event of a merger of the Company with or into another corporation, or a Change of Control, the participants shall fully vest in and have the right to exercise their Stock Rights as to which it would not otherwise be vested or exercisable. If a Stock Right becomes fully vested and exercisable, the Board or Compensation Committee shall notify the participant in writing or electronically that the Stock Right shall be fully vested and exercisable for a period of at least 15 days from the date of such notice, and any Options or SARs shall terminate one minute prior to the closing of the merger or sale of assets. For the purposes of this Section 14(c), the Board or Compensation Committee will provide for the consideration to be received upon the exercise of the Stock Right, for each share of Common Stock subject to the Stock Right, at the discretion of the Holder, to be the cash equivalent of common stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or Change in Control. At their sole discretion, the Holder may elect to receive the consideration, if permitted, in the form of Common Stock or equivalent of the successor corporation.
e.	Notwithstanding the foregoing, any adjustments made pursuant to Section 14(a), (b) or (c) with respect to ISOs shall be made only after the Board or Compensation Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 425(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Board or Compensation Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs it may refrain from making such adjustments.
Exhibit C -10

Duostech	2021 Equity Incentive Plan

f.	No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.
15)	Means of Exercising Stock Rights.
a.	An Option or SAR (or any part or installment thereof) shall be exercised by giving written notice to the Chief Financial Officer with a copy to the Chief Accounting Officer of the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the exercise price therefor (to the extent it is exercisable in cash) either:
I.	In United States dollars by check or wire transfer; or
II.	At the discretion of the Board or Compensation Committee, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Stock Right; or
III.	At the discretion of the Board or Compensation Committee, by any combination of (i) and (ii) above. If the Board or Compensation Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (ii) or (iii) of the preceding sentence, such discretion need not be exercised in writing at the time of the grant of the Stock Right in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his or her Stock Right until the date of issuance of a stock certificate to him or her for such shares. Except as expressly provided above in Section 14 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.
b.	Each notice of exercise shall, unless the shares of Common Stock are covered by a then current registration statement under the Securities Act, contain the holder’s acknowledgment in form and substance satisfactory to the Company that:
I.	Such shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act),
II.	The holder has been advised and understands that:
1.	The shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer and
2.	The Company is under no obligation to register the shares under the Securities Act or to take any action which would make available to the holder any exemption from such registration, and
3.	Such shares may not be transferred without compliance with all applicable federal and state securities laws. Notwithstanding the above, should the Company be advised by counsel that issuance of shares should be delayed pending registration under federal or state securities laws or the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any Stock Right granted hereunder until either such event has occurred.
16)	Term, Termination and Amendment.
a.	The Board may terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate 10 years from the date this Plan is adopted by the Board; provided, that this Plan shall not be effective until the Effective Date. No Stock Rights may be granted under the Plan once the Plan is terminated. Termination of the Plan shall not impair rights and obligations under any Stock Right granted while the Plan is in effect, except with the written consent of the grantee.
Exhibit C -11

Duostech	2021 Equity Incentive Plan

b.	The Board at any time, and from time to time, may amend the Plan. Provided, however, except as provided in Section 14 relating to adjustments in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent:
I.	Shareholder approval is necessary to satisfy the requirements of Section 422 of the Code or
II.	Required by the rules of the principal national securities exchange or trading market upon which the Company’s Common Stock trades. Rights under any Stock Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the written consent of the grantee.
c.	The Board at any time, and from time to time, may amend the terms of any one or more Stock Rights; provided, however, that the rights under the Stock Right shall not be impaired by any such amendment, except with the written consent of the grantee.
17)	Conversion of ISOs into Non-Qualified Options; Termination of ISOs.

The Board or Compensation Committee, at the written request of any optionee, may at its discretion take such actions as may be necessary to convert such optionee’s ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion.  Provided, however, the Board or Compensation Committee shall not reprice the Options or extend the exercise period or reduce the exercise price of the appropriate installments of such Options without the approval of the Company’s shareholders. At the time of such conversion, the Board or Compensation Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board or Compensation Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board or Compensation Committee takes appropriate action. The Compensation Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

18)	Application of Funds.

The proceeds received by the Company from the sale of shares pursuant to Options or SARS (if cash settled) granted under the Plan shall be used for general corporate purposes.

19)	Governmental Regulations.

The Company’s obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

20)	Withholding of Additional Income Taxes.

In connection with the granting, exercise or vesting of a Stock Right or the making of a Disqualifying Disposition the Company, in accordance with Section 3402(a) of the Code, may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person’s gross income. To the extent that the Company is required to withhold taxes for federal income tax purposes as provided above, any optionee may elect to satisfy such withholding requirement by (i) paying the amount of the required withholding tax to the Company; (ii) delivering to the Company shares of its Common Stock (including shares of Restricted Stock) previously owned by the optionee; or (iii) having the Company retain a portion of the shares covered by an Option exercise. The number of shares to be delivered to or withheld by the Company times the Fair Market Value of such shares shall equal the cash required to be withheld.

Exhibit C -12

Duostech	2021 Equity Incentive Plan

21)	Notice to Company of Disqualifying Disposition.

Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. If the employee has died before such stock is sold, the holding periods requirements of the Disqualifying Disposition do not apply and no Disqualifying Disposition can occur thereafter.

22)	Continued Employment.

The grant of a Stock Right pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Related Corporation to retain the grantee in the employ of the Company or a Related Corporation, as a member of the Company’s Board or in any other capacity, whichever the case may be.

23)	Governing Law; Construction.

The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Florida. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

24)	Forfeiture of Stock Rights.

Notwithstanding any other provision of this Plan, all vested Stock Rights shall be immediately forfeited at the option of the Board in the event of:

a.	Termination of the relationship with the grantee for cause including, but not limited to, fraud, theft, dishonesty and violation of Company policy;
b.	Purchasing or selling securities of the Company without written authorization in accordance with the Company’s inside information guidelines then in effect;
c.	Breaching any duty of confidentiality including that required by the Company’s inside information guidelines then in effect;
d.	Competing with the Company; or
e.	Failure to execute the Company’s standard Stock Rights Agreement.

The Board or the Compensation Committee may impose other forfeiture restrictions which are more or less restrictive and require a return of profits from the sale of Common Stock as part of said forfeiture provisions if such forfeiture provisions and/or return of provisions are contained in a Stock Rights agreement.

25)	Section 409A Compliance

All awards made under this Plan are intended to comply with, or otherwise be exempt from, Section 409A of the Code (“Section 409A”), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b)(12). This Plan and all awards shall be administered, interpreted, and construed in a manner consistent with Section 409A. If any provision of this Plan or any award is found not to comply with, or otherwise not be exempt from, the provisions of Section 409A, it shall be modified and given effect, in the sole discretion of the Board and without requiring the participant’s consent, in such manner as the Board determines to be necessary or appropriate to comply with, or effectuate an exemption from, Section 409A. Each payment under an award granted under this Plan shall be treated as a separate identified payment for purposes of Section 409A.

Exhibit C -13

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Duos Technologies Group, Inc.
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D85517-P75485 KEEP THIS PORTION FOR YOUR RECORDS

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PROXY

Please mark your votes like this **X**

The Board of Directors recommends you vote FOR the following:

1. Election of Directors
   Nominees:
   (1) Charles P. Ferry
   (2) Ned Mavrommatis
   (3) Kenneth Ehrman
   (4) James Craig Nixon

   For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

2. To approve issuance of shares of Common Stock upon conversion of Series D Preferred Stock. FOR ☐ AGAINST ☐ ABSTAIN ☐

3. To approve an Employee Stock Purchase Plan. FOR ☐ AGAINST ☐ ABSTAIN ☐

4. To approve a modification of the previously-approved 2021 Equity Incentive Plan. FOR ☐ AGAINST ☐ ABSTAIN ☐

5. To ratify the appointment of SALBERG & COMPANY, P.A. as the independent registered public accounting firm of the Company. FOR ☐ AGAINST ☐ ABSTAIN ☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6.

CONTROL NUMBER

Signature______________________ Signature, if held jointly______________________ Date__________, 2023

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D85518-P75485

DUOS TECHNOLOGIES GROUP, INC.

Annual Meeting of Shareholders ________, 2023, 11:00 AM ET

This proxy is solicited by the Board of Directors

The shareholders hereby appoint(s) Charles P. Ferry, Chief Executive Officer of Duos Technologies Group. Inc., as Proxy with full power of substitution to vote all the shares of stock the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on ________, 2023 at 11:00 AM. ET, at 7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking ail former proxies.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side